                            TAX ALLOCATION AGREEMENT


              This TAX ALLOCATION AGREEMENT, dated this ___ day of _________, 1994 (the "Agreement"), is between American Express Company, a New York corporation ("AMEX"), and Lehman Brothers Holdings Inc., a Delaware corporation ("LBH"). AMEX and LBH each has its executive office at American Express Tower, World Financial Center, City of New York, County of New York, State of New York.

              WHEREAS, from June 30, 1981 through May 15, 1987 and August 10, 1990 through the Closing Date (defined below) of the Spinoff (defined below), income of certain present and former members of the LBH Group (defined below) has been or will be included in the U.S. consolidated Federal income tax returns of the AMEX Group (defined below); and

              WHEREAS, certain LBH Group members have filed or will file combined state or local tax returns with certain AMEX Group members; and

              WHEREAS, the consolidated U.S. Federal income tax liability of the AMEX Group and certain combined state and local income tax liabilities have been allocated and settled among the members of the AMEX Group in accordance with the U.S. Federal Income Tax Policy (de-fined below) and Tax Instruction 400 (defined below), respectively, and in prior years were allocated under predecessor procedures; and

              WHEREAS, in connection with the initial public offering of LBH stock in May 1987, AMEX and LBH entered into the Shearson Agreement (defined below); and

              WHEREAS, LBH and other members of the LBH Group will cease to be members of the AMEX Group upon the Closing Date; and

              WHEREAS, AMEX and LBH (i) desire to set forth in this Agreement tax allocation principles for Affiliation Years which, except to the extent provided herein, will supersede the U.S. Federal Income Tax Policy, the Shearson Agreement and Tax Instruction 400 and (ii) desire to define the effects upon the settlement and allocation of certain tax liabilities and tax benefits of transactions or developments that occur during Interim Years (defined below) and Post-Affiliation Years (defined below).

              NOW, THEREFORE, LBH and AMEX agree as follows:

              Section 1. Definitions. For all purposes of this Agreement, the following terms shall have the following meanings:

              (a) "Adjusted Separate LBH Group Federal Tax Liability" shall mean with respect to any Affiliation Year(s) the U.S. Federal income tax liability of the LBH





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
Group, determined by AMEX, applying the Highest Tax Rate, computed as if the LBH Group (with LBH as the common parent) filed a consolidated U.S. Federal income tax return separately from the AMEX Group, and applying such U.S. tax laws and regulations that would have been applicable to LBH if it had so filed separately, including any applicable limitations or carryforwards or carrybacks (subject to limitations applicable to carryforwards and carrybacks hereunder, including those set forth in Section 11 hereof and without regard to the AMT as defined in Section 5 of this Agreement, provided, however, LBH shall remain liable for AMT due pursuant to Section 5) that would apply for such separate consolidated return for such year, adjusted as follows:

      (1) the LBH Group shall be treated as bound by all elections made by AMEX and all methods and policies in force for the AMEX Group for all Affiliation Years;

      (2) the LBH Group shall be permitted to reduce its Adjusted Separate LBH Group Federal Tax Liability (not below zero) to the extent that AMEX determines that the AMEX Group is able to reduce its U.S. Federal income tax liability in the AMEX Consolidated Return for such Affiliation Year by utilizing items of deduction, loss, or Credit which AMEX determines the LBH Group would have been unable to





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
      utilize if it had filed a consolidated Federal income tax return separately from the AMEX Group for such year ("Excess Items"); provided, that it shall be assumed that such items of deduction, loss or Credit were utilized in the AMEX Consolidated Return only after items in the same category for the same Affiliation Year of other members of the AMEX Group were utilized on actual Tax Returns as filed, subject to any Adjustments thereto ("last-in basis"), and shall not be given effect to the extent, on such last-in basis, AMEX determines that they exceed any limitations applicable to the AMEX Group for such year; provided, further, such limitations shall take into account carryforwards or carrybacks to an Affiliation Year of members of the AMEX Group (other than the LBH Group), but only to the extent such carryforwards or carrybacks are allowable by law; provided, further, that to the extent that the LBH Group reduces its Adjusted Separate LBH Group Federal Tax Liability for an Affiliation Year by Excess Items, it shall not be permitted to take such Excess Items into account in computing such liability in any other Affiliation Year; and provided, further, if, pursuant to the above provisions, an Excess Item is not usable by the AMEX Group in one Affiliation Year, it shall be





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
      carried forward or carried back as an Excess Item to any other Affiliation Years subject to the same limitations as above and any other applicable limitations hereunder.

      (3) the LBH Group shall take into account the items of income, gain, loss, deduction or Credit attributable to deferred intercompany items, excess loss accounts, dual consolidated losses or other items that AMEX determines are required to be restored, recaptured or otherwise triggered as a result of the Spinoff.

              (b) "Adjustment" shall mean, with respect to any Affiliation Year, any change in actual tax liability from the tax liability reported on an AMEX Consolidated Return (except for items described in Sections 6, 7(c) or 11 of this Agreement), including changes attributable to amended returns, deficiencies asserted by the IRS, overpayments, claims for refund, and IRS audits, examinations, proceedings or litigation resulting from any of the foregoing events. If such Adjustment relates only to a separate consolidated return computation for the LBH Group hereunder, such Adjustment shall relate to an item of income, gain, loss, deduction or Credit of a member of the LBH Group.

              (c) "Affiliation Year" shall mean each taxable year, or portion thereof, with respect to which the LBH

Group was a member of the AMEX Group and for which the LBH Group joined or will join the AMEX Group in the filing of consolidated U.S. Federal income Tax Returns. Reference to "Affiliation Years" shall mean all of the Affiliation Years taken as a whole.

              (d) "AMEX Consolidated Return" shall mean a consolidated U.S. Federal income Tax Return filed by AMEX on behalf of the AMEX Group.

              (e) "AMEX Group" shall mean the affiliated group of corporations (as constituted from time to time), within the meaning of Section 1504 of the Code, including AMEX, of which AMEX is the common parent.

              (f) "Closing Date" shall mean the effective date of the Spinoff (hereinafter defined). For purposes of filing all Tax Returns and making all determinations under this Agreement, the LBH Group shall cease to be a member of the AMEX Group as of 12:00 a.m. on the first day after the Closing Date, and LBH shall cause the LBH Group's books of account to be closed for accounting and tax purposes as of the end of the Closing Date in accordance with AMEX's direction.

              (g) "Code" shall mean the Internal Revenue Code of 1986, as amended. Any references to the Code and Treasury regulations promulgated thereunder shall include any successor provisions thereto.





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              (h)  "Credits" shall mean, with respect to an Affiliation Year, all of the credits against U.S. Federal income tax of the LBH Group attributable to that Affiliation Year. Credits shall include, but not be limited to, foreign tax credits, research credits, investment tax credits and targeted job credits but specifically exclude Employee Stock Ownership Plan credits.

              (i) "Excess AMEX Group Benefits" shall mean the amount by which AMEX determines that AMEX was able to reduce its U.S. Federal income tax liability in the AMEX Consolidated Return for an Affiliation Year by use of Excess Items (as defined above under "Adjusted Separate LBH Group Federal Tax Liability") which would reduce the Adjusted Separate LBH Group Federal Tax Liability for such year, if zero, below zero ("Additional Excess Items"). Use of Additional Excess Items shall otherwise be subject to the same limitations and other provisions applicable to the use of Excess Items, as determined by AMEX.

              (j) "LBH Group" shall mean each of (i) LBH, its subsidiaries and any predecessor corporations and (ii) any corporation which at any time would have been or is entitled to file consolidated U.S. Federal income Tax Returns with any of the corporations described in (i) as the common parent.

              (k) "Final Settlement" shall mean a final settlement with a taxing authority that is binding on all parties or, if applicable, a final judicial decision upon the expiration of the time for the decision to be appealed, with respect to the items in question.

              (l) "Highest Tax Rate" for the taxable year in question shall mean the highest Federal income tax rate that would apply to that particular type of income for such year. With respect to the Affiliation Year beginning on January 1, 1987 and ending on May 15, 1987, the Highest Tax Rate shall not exceed forty percent (40%).

              (m) "Income Tax Benefit", for purposes of Section 6(a), 6(c) or 11 of the Agreement, shall mean the amount of the tax savings realized by the AMEX Group, as determined by AMEX. Such amount shall be determined by comparing (i) the actual U.S. Federal income tax liability of the AMEX Group for the year(s) in question without giving effect to the item(s) in question with (ii) the actual U.S. Federal income tax liability of the AMEX Group for such year after giving full effect to such item(s), provided that it shall be assumed that such items are utilized on a last-in basis as defined above in "Adjusted Separate LBH Group Federal Tax Liability". An Income Tax Benefit shall be deemed to be realized at the time that the AMEX Group receives a refund or credit for refund from the relevant taxing authority upon a Final

Settlement of the items in question. "Income Tax Detriment" shall mean, for purposes of Section 7(c), the amount of additional tax incurred by the AMEX Group as determined by AMEX. Such amount shall be determined by comparing (i) the actual U.S. Federal income tax liability of the AMEX Group for the year(s) in question after giving effect to the item(s) in question with (ii) the actual U.S. Federal income tax liability of the AMEX Group without giving effect to the item(s) in question, on such a last-in basis. An Income Tax Detriment shall be deemed to be incurred at such time that payment is due to the relevant taxing authority upon a Final Settlement of the items in question. For purposes of these definitions, (i) U.S. Federal income tax liability shall be determined by giving full effect to the U.S. Federal income tax laws applicable to the years in question, and (ii) full effect shall be given to the collateral effects including, without limitation, carrybacks, carryforwards, and the non-deductibility of ordinary losses at the rates of tax applicable to ordinary income, as determined by AMEX. In computing the U.S. Federal income tax liability of the AMEX Group for purposes of "(ii)" of the first sentence of this definition, increases or decreases in the U.S. Federal income tax liability of the AMEX Group attributable to the effect on AMEX's (or any subsidiary's) basis in the stock of any member of the LBH

Group shall be ignored. For purposes of Sections 6(a) and 7(c), as the context requires, "LBH" shall be substituted for AMEX for purposes of applying these definitions, except AMEX shall make all relevant determinations therefor.

              (n) "Interim Years" shall mean all taxable periods beginning on or after May 16, 1987 and ending on or before August 9, 1990 during which the LBH Group was not a member of the AMEX Group and did not join the AMEX Group in the filing of its consolidated U.S. Federal income Tax Returns.

              (o)  "IRS" shall mean the U.S. Internal Revenue Service.

              (p) "Post-Affiliation Years" shall mean all taxable periods after the Closing Date during which the LBH Group was not or will not be a member of the AMEX Group and did not or will not join the AMEX Group in the filing of its consolidated U.S. Federal income Tax Return.

              (q) "Section 11 Claims" shall mean claims for refund attributable to items described in and filed pursuant to Section 11 of this Agreement.

              (r) "Shearson Agreement" shall mean the tax allocation agreement, dated March 25, 1987, between AMEX and LBH, then known as Shearson Lehman Brothers Holdings Inc.

          (s) "Spinoff" shall mean the distribution of common shares of LBH to the public shareholders of AMEX.

          (t) "Tax Instruction 400" shall mean AMEX Tax Instruction 400, dated January 1, 1984 (copy attached as Exhibit "A").

          (u) "Tax Return" shall mean any tax return (including amended return), report, information return, election, notice or other document filed or to be filed with a taxing authority, including any schedules or related or supporting information. For purposes of this Agreement, references to "combined" Tax Returns shall include unitary Tax Returns.

          (v) "U.S. Federal Income Tax Policy" shall mean the U.S. Federal Income Tax Liability Allocation Policy of the AMEX Group, dated April 18, 1988.


          Section 2.  Applicable Standards.

          (a) Except as otherwise specifically provided herein, this Agreement shall supersede in all respects the U.S. Federal Income Tax Policy, the Shearson Agreement, Tax Instruction 400 and any other procedures governing the allocation of tax liability among the members of the AMEX Group. However, this Agreement shall not supersede the agreements set forth on Schedule I hereto, with respect to which AMEX shall control all matters relating to determinations of tax liability.

          (b) Except as otherwise specifically provided hereunder, all determinations and actions required under this Agreement will be taken by AMEX and shall be made in good faith taking into account, among other factors, the goal of reducing the taxes of the parties. LBH shall have the right to review the basis for all determinations and actions taken by AMEX and LBH and its designated agents shall have full access to the information and data which formed the basis therefor.

          Section 3.  Tax Allocation for Pre-1994 Taxable Years.

          (a) LBH shall be responsible for and shall indemnify AMEX against the U.S. Federal income tax liability of the LBH Group for all taxable years ending on or before December 31, 1993, including the "1993 Tax Liability" (defined below), as follows: LBH shall be liable for and pay AMEX the Adjusted Separate LBH Group Federal Tax Liability for each such Affiliation Year. AMEX shall pay LBH but LBH shall remain liable for the Excess AMEX Group Benefits. The 1993 Tax Liability is such U.S. Federal income tax liability for the taxable year ending on December 31, 1993.

          (b) No later than March 14, 1994, LBH shall pay to AMEX or AMEX shall pay to LBH an amount equal to the difference between (i) the 1993 Tax Liability determined by AMEX and (ii) (A) the sum of any payments previ-





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
ously made by LBH to AMEX with respect to the 1993 Tax Liability (B) reduced by the sum of any payments previously made by AMEX to LBH with respect to the 1993 Tax Liability.

          (c) No later than the day AMEX files the AMEX Consolidated Return for the 1993 Taxable Year, AMEX shall determine the amount of the 1993 Tax Liability and LBH shall pay to AMEX or AMEX shall pay to LBH an amount equal to the difference between (i) the 1993 Tax Liability, as finally determined, based upon the tax information contained in such return and (ii) (A) the sum of any payments made by LBH to AMEX with respect to the 1993 Tax Liability (B) reduced by the sum of any payments previously made by AMEX to LBH with respect to the 1993 Tax Liability. For purposes of subsections (b) and (c), LBH shall use its best efforts to secure and provide AMEX with the most accurate and complete tax information available with respect to the 1993 Tax Liability in accordance with AMEX's request.

          Section 4.  Tax Allocation for the 1994 Taxable Year.

          (a) LBH shall be responsible and pay AMEX for, and indemnify and hold harmless AMEX against, the "1994 Tax Liability." The 1994 Tax Liability shall be the Adjusted Separate LBH Group Federal Tax Liability for the taxable year beginning on January 1, 1994 and ending on and including the Closing Date (the "1994 Taxable Year") with regard to the separate consolidated return computation for the LBH Group and the taxable year of the AMEX Group ending on December 31, 1994 with regard to the AMEX Consolidated Return computation in respect of Excess Items, if applicable.
AMEX shall pay LBH but LBH shall remain liable for the Excess AMEX Group Benefits, if any, for the taxable year of the AMEX Group ending on December 31, 1994 if the Adjusted Separate LBH Group Federal Tax Liability is zero under the preceding sentence.

          (b) From and after the date of this Agreement, LBH shall pay to AMEX or AMEX shall pay to LBH on the day before each due date for the payment of quarterly estimated U.S. Federal income taxes for the taxable year of the AMEX Group ending on December 31, 1994 and on March 14, 1995, the difference between
(i) the 1994 Tax Liability determined by AMEX and (ii) (A) the sum of any payments previously made by LBH to AMEX with respect to the 1994 Tax Liability
(B) reduced by the sum of any payments previously made by AMEX to LBH with respect to the 1994 Tax Liability. The amount of such estimated payments shall be determined, to the extent relevant, based on AMEX's determination of the ability of the AMEX Group to utilize LBH Group's deductions, losses and Credits for the taxable year of the AMEX Group ending December 31, 1994.





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
          (c) No later than the date that AMEX files the AMEX Consolidated Return for the taxable year ending on December 31, 1994, AMEX shall determine the amount of the 1994 Tax Liability and LBH shall pay to AMEX or AMEX shall pay to LBH, as the case may be, the difference between (i) the 1994 Tax Liability, as finally determined, based upon the tax information contained in such return and (ii) (A) the sum of the amounts previously paid by LBH to AMEX with respect to the 1994 Tax Liability (B) reduced by the sum of any payments previously made by AMEX to LBH with respect to the 1994 Tax Liability. For purposes of subsections (b) and (c), LBH shall use its best efforts to secure and provide AMEX with the most accurate and complete tax information available with respect to the 1994 Tax Liability in accordance with AMEX's request.

          (d) LBH and AMEX shall cooperate to settle all tax payable accounts on or before the Closing Date for the 1993 Tax Liability and 1994 Tax Liability and all prior Affiliation Years pursuant to Section 3, in accordance with AMEX's direction, based on the most accurate and complete information then available.

          (e) AMEX shall determine the amounts of income, gain, loss, deduction, and credit of the LBH Group for the 1994 Taxable Year which are properly includable in the AMEX Consolidated Return for the





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taxable year of the AMEX Group ending on December 31, 1994.  The amounts of such items that are includable in the consolidated U.S. Federal income Tax Return of the LBH Group for the Post-Affiliation Year of the LBH Group beginning on the first day following the Closing Date shall be reported by LBH in a manner consistent with the manner in which such items were reported for the 1994 Taxable Year. Notwithstanding the previous sentence, for purposes of apportioning its interest expense for foreign tax credit purposes, the LBH Group may determine the value of its assets for such Post-Affiliation Year on a basis more frequent than the beginning and end of the taxable year if permitted to do so by the IRS, but only if the use of such method does not require conformity by any member of the AMEX Group or otherwise require participation by AMEX.

          (f) Without limiting the foregoing, AMEX shall also determine the portion of any Foreign Attribute (defined below) for the LBH Group that is allocable to the 1994 Taxable Year, including whether the allocation of any such Attribute is to be made by reference to the closing of the LBH Group's books of account as of the end of the Closing Date or by any other method (which specific authority is limited to positions that are consistent with applicable law and regulations); provided that such portion shall not include any amount described in Section 951(a) of the Code (relating to inclusions in income of controlled foreign corporation earnings) or any amount described in
Section 1293(a) of the Code (relating to inclusions in income of qualified electing fund earnings), or any indirect foreign tax credit under Section 960 of the Code for foreign income taxes deemed paid with respect to either of these items, all as determined by AMEX; and provided, further, that, without





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the prior written consent of AMEX, LBH shall not be permitted to elect to recapture an amount of taxable income from sources without the U.S. of any member of the LBH Group greater than the minimum amount required by Section 904(f)(1) of the Code for any Affiliation Year or the Post-Affiliation Year beginning on the first day following the Closing Date. A "Foreign Attribute" is any item of income, gain, loss or deduction or any asset or liability relevant to the computation of taxable income from sources without the U.S. and any item of credit described in Section 901 of the Code (without regard to the limitation of Section 904 of the Code). LBH shall provide AMEX with all information it requests to make any determination under this subsection (f). AMEX will likewise share all information with LBH necessary for LBH to determine its share of the consolidated foreign tax credits for the 1994 Taxable Year.

          Section 5.  Alternative Minimum Tax.

          (a) Notwithstanding any other provision in this Agreement, if, for any Affiliation Year, the AMEX Group is liable for alternative minimum tax for U.S. Federal income tax purposes (or any similar U.S. Federal tax) ("AMT") and the LBH Group would be liable for AMT if it filed a Tax Return as a separate consolidated group ("LBH Separate AMT"), LBH shall pay to AMEX an amount (the "LBH AMT Liability") determined by AMEX equal to the





                                       17
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product of the AMT liability for the AMEX Group (the "AMEX AMT Liability") and a fraction (x) the numerator of which is the sum of the tax preference items and adjustments of the LBH Group relevant for purposes of the computation of AMT (the "TPIs") and (y) the denominator of which is the sum of the TPIs of all members of the AMEX Group for such Affiliation Year. The LBH AMT Liability for any Affiliation Year shall not exceed the LBH Separate AMT for such Affiliation Year.

          (b) If, for any Affiliation Year, LBH has paid to AMEX the LBH AMT Liability, AMEX shall pay to LBH its proportionate share of the minimum tax credit for U.S. Federal income tax purposes (the "Minimum Tax Credit") for such Affiliation Year which is actually utilized by the AMEX Group in a subsequent Affiliation Year or the Minimum Tax Credit which the LBH Group would have used for such year if it had filed a consolidated U.S. Federal income tax return separately from the AMEX Group (with LBH as the common parent), if greater. LBH's proportionate share of the Minimum Tax Credit of the AMEX Group for any Affiliation Year shall be equal to the product of such Minimum Tax Credit and a fraction (A) the numerator of which is the LBH AMT Liability reduced by any amounts previously paid by AMEX to LBH in respect of the Minimum Tax Credit and
(B) the denominator of which is the AMEX AMT Liability reduced by the Minimum Tax Credit previous-ly received by the AMEX Group in respect of such AMEX AMT Liability for all relevant taxable years. In no event shall LBH be paid an amount in respect of the Minimum Tax Credit in excess of the LBH AMT Liability.

          Section 6. Carryover Items; NOL Reattribution; Use of Excess Items in Post-Affiliation Years.

          (a) Carryover Items. Within five (5) business days after LBH realizes such Income Tax Benefit, LBH shall pay to AMEX the amount of any Income Tax Benefit realized with respect to the amount of any Credits and any other items apportioned to a member leaving a consolidated group pursuant to Treas. Reg. Section 1.1502-79 which (i) reduced the amounts payable by LBH with respect to U.S. Federal income taxes for any Affiliation Year, (ii) were not utilized by the AMEX Group in such Affiliation Year, and (iii) are apportioned and carried over to a Post-Affiliation Year of the LBH Group in accordance with Treas. Reg. Section 1.1502-79 and utilized by the LBH Group in such year (the "Carryover Items"). LBH shall notify AMEX at the time that any such Carryover Items are reflected in the Tax Returns of any member of the LBH Group. Prior to the Closing Date, LBH shall provide AMEX all information it requests to prepare a schedule setting forth all potential Carryover Items.

          (b) NOL Reattribution. LBH has listed on Schedule II hereto the LBH subsidiaries, with their





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
respective employer identification numbers, that have reported net operating losses for Federal income tax purposes that arose in the taxable years indicated, as the same may be adjusted to the Closing Date ("NOLs"). At AMEX's request, LBH agrees to reattribute to AMEX or cause to be reattributed to AMEX the NOLs in accordance with Treas. Reg. section 1.1502-20(g). In furtherance thereof, LBH shall cause each of the subsidiaries listed on Schedule II to sign the statement prepared by AMEX that is required by Treas. Reg. section 1.1502-20(g)(5)(i) to elect to reattribute their losses to AMEX and to satisfy any other requirements for the NOLs to be reattributed to AMEX. At AMEX's request, LBH shall provide to AMEX all such information as AMEX may, in good faith, request to support the NOLs. In the event that any such NOL is contested by a taxing authority, LBH shall promptly notify AMEX of such contest, and AMEX, at its sole cost and expense, shall have the sole authority to control and settle such contest.

          (c) Use of Excess Items in Post-Affiliation Years. In the event an Excess Item (as defined under "Adjusted Separate LBH Group Federal Tax Liability" above) not used by the AMEX Group in an Affiliation Year, and not apportioned to the LBH Group pursuant to Treas. Reg. section 1.1502-79, is carried forward to a Post-Affiliation Year of the AMEX Group, if AMEX determines





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
that it has realized an Income Tax Benefit with respect to such carryforward, AMEX shall pay to LBH an amount equal to such Income Tax Benefit within five
(5) business days after AMEX realizes such benefit. AMEX shall have full control of the nature of all actions to be taken in connection with realizing a benefit therefor.

                 Section 7.  Adjustments.

                 (a) If an Adjustment occurs, the tax liability of LBH or AMEX, as the case may be, pursuant to Sections 3, 4 or 5 hereof, shall be recomputed by AMEX. As recomputed, LBH shall make payments to AMEX for an increase in its tax liability or AMEX shall make payments to LBH for an increase in its tax liability. For purposes of Sections 3 and 4, LBH's tax liability shall be deemed to have increased by any Adjustment that results in the increase in the Adjusted Separate LBH Group Federal Tax Liability or a decrease in the Excess AMEX Group Benefits, and AMEX's tax liability shall be deemed to have increased by any Adjustment that results in a decrease in the Adjusted Separate LBH Group Federal Tax Liability or an increase in the Excess AMEX Group Benefits. Payments due from LBH to AMEX shall be made no later than one (1) business day before the due date for payment upon the Final Settlement of the items in question, or, to the extent no payment is due, within five (5) business days after the date of such Final

Settlement. Such payments shall include any interest, penalties and additions to tax and, if applicable, any reasonable external costs for professional services incurred by AMEX thereon. In calculating any interest payable by LBH to AMEX hereunder, interest, if any, due from AMEX to the IRS shall first be deemed to arise with respect to the increase in the tax liability of LBH, as determined above. However, to the extent the increase in the tax liability of LBH, as determined above, exceeds the amount of AMEX's tax deficiency to the IRS, interest thereon shall be paid by LBH to AMEX at the overpayment rate specified in Section 6621 of the Code from the date payment was due under the Code or applicable regulations. Payments due from AMEX to LBH shall be made (together with interest at the overpayment rate specified in Section 6621 of the Code) within five (5) business days after AMEX receives a refund or a credit for a refund with regard to the items in question. For any Affiliation Year, AMEX, in its sole discretion, exercisable in good faith, may determine whether to give effect, through any Tax Return, claim for refund or otherwise, to items of loss, deduction or credit for the LBH Group which are greater than those reflected on prior Tax Returns and the nature of all actions taken with respect thereto. AMEX will be deemed to have satisfied this standard if it rejects a request by LBH to file such a claim for refund, because, among other reasons, it determines, in good faith, that a member of the AMEX Group will incur a detriment, financial or otherwise, in any year affected by such claim or such claim involves an election, method or policy that is inconsistent with that used by the AMEX Group. If AMEX files such a claim, LBH will indemnify AMEX for any additional taxes or loss of tax benefits incurred by a member of the AMEX Group (including interest, penalties and additions to tax) arising from such claim.

                 (b) LBH shall be responsible for the payment to AMEX of the amount allocated to the LBH Group pursuant to the tax allocation procedures in Sections 3, 4, 5 and 6(a) as adjusted pursuant to this Section 7, if applicable, and shall indemnify and hold AMEX harmless against all such amounts. AMEX shall indemnify and hold the LBH Group harmless from and against all other U.S. Federal income taxes in excess of the amount determined in the previous sentence in respect of the Affiliation Years, including all U.S. Federal income taxes imposed pursuant to Treas. Reg. Section 1.1502-6 with respect to members of the AMEX Group other than members of the LBH Group. Subject to Section 13, to be entitled to indemnification under this Section, either party shall give notice to the other party pursuant to Section 16 of this Agreement, and a reasonable opportunity to respond, before making any payment which would cause this indemnity provision to be applicable.

                 (c) If the application of Code Section 482 as between the AMEX Group (not including the LBH Group) and the LBH Group results in an Income Tax Detriment to the AMEX Group (not including the LBH Group) or the LBH Group, as the case may be, the party incurring the Income Tax Detriment shall be paid by the other party an amount equal to such Income Tax Detriment (including any interest, penalties and additions to tax) within five (5) business days after such Income Tax Detriment is incurred. Subject to Section 13, each party shall notify the other at the time that such party receives notice of any claim, deficiency or other notice by the taxing authorities with respect to an item that could give rise to such an Income Tax Detriment or a payment pursuant to this Section 7(c).

                 Section 8.  Preparation of Tax Returns and Computations.

                 (a) AMEX shall have sole authority for the preparation and filing of any consolidated U.S. Federal income Tax Return or combined state and local Tax Returns, which include the items of income, gain, loss, deduction and credit of the LBH Group for all relevant taxable periods ending prior to or with and including the Closing Date including, but not limited to, determination of Foreign Attributes (as defined in Section 4(f) of this Agreement). With respect to the U.S. Federal income Tax Returns for the taxable years ending December 31, 1993 and December 31, 1994, respectively, AMEX agrees to notify LBH if it plans to file such tax returns reflecting data or information that is materially different from the final data or information provided by LBH in respect of the LBH Group in respect of these years and, in this event, subject to filing deadlines, to give LBH an opportunity to comment on the reporting of such data or information. In addition, with respect to any combined state and local Tax Return for the taxable years ending December 31, 1993 and December 31, 1994, in which LBH is projected to have tax liability in excess of $500,000, AMEX will, subject to filing deadlines, give LBH an opportunity to review and comment on the accuracy of such returns as they relate to LBH's tax liability. Any decisions with respect to the timing, filing, or content of the above Tax Returns shall be made by AMEX and shall be final and binding upon the parties hereto. LBH and the appropriate members of the LBH Group shall make or give their consent to such elections or other matters relating to the LBH Group as AMEX determines are necessary or advisable in connection with the filing of any such Tax Returns.

                 (b) LBH shall have sole authority for the preparation and filing of all separate state and local Tax Returns of all members of the LBH Group for all relevant taxable years; provided, however, that all such Tax Returns shall be filed in a manner consistent with the treatment of items and transactions on the relevant AMEX Consolidated Return, subject to applicable law at the time such return is filed. LBH shall be liable for and shall indemnify and hold AMEX harmless against all taxes required to be shown on such Tax Returns plus any interest, penalties and additions to tax relating to such taxes.

                 (c) All the computations and determinations that are required to be made under this Agreement shall be made by AMEX. LBH and the other members of the LBH Group shall extend such cooperation to AMEX as AMEX, in good faith, requests in order to perform all such computations. Whenever consent, election or other action by LBH under this Agreement will, as determined by AMEX, not be effective without such consent, election or other action being provided by other members of the LBH Group, upon request by AMEX, LBH shall cause such consent, election or other action to be provided by such other members.

                 Section 9.  Cooperation and Furnishing of Tax Return
Information.

                 (a) Subject to Section 13, AMEX and LBH each agree to cooperate fully in connection with (i) the resolution of any tax audits, proceedings or disputes and the preparation of any Tax Return relating to any Affiliation Year. AMEX and LBH shall each provide the other with such documents as the other may request which are relevant to such audits, proceedings or disputes and make available personnel familiar with the item which is the subject of such audit, proceeding or dispute. In this regard, the tax department of the LBH Group shall, at the expense of LBH, continue to perform the same functions with respect to such audits, proceedings or disputes as they performed during the Affiliation Years with respect to such audits, proceedings or disputes.

                 (b) For purposes of the preparation by AMEX of Tax Returns for the taxable years ending on December 31, 1993 and December 31, 1994, respectively, on or prior to such date as is specified by AMEX, LBH shall provide AMEX with a separate consolidated return for the LBH Group, subject to applicable limitations, schedule(s) showing the items of income, gain, loss, deduction and credit and Foreign Attributes (as defined in Section 4(f)) attributable to the LBH Group with respect to each such taxable year and complete workpapers together with such other information as AMEX may request. The information described herein shall be consistent with any similar information provided by LBH to AMEX in respect of prior taxable years.

                 Section 10.  Interim Years and Post-Affiliation Years.

                 (a) LBH shall not (i) file or amend any Tax Return for Interim Years, the Post-Affiliation Year beginning on the first day following the Closing Date, or the subsequent Post-Affiliation Years ending in 1995 and 1996, in a manner inconsistent with the manner in which AMEX filed its Tax Returns in an Affiliation Year (except as to the manner by which it determines the value of its assets for purposes of apportioning interest expense for foreign tax credit purposes, as previously described in Section 4(e) of the Agreement) or (ii) make any election for any Interim Year or Post-Affiliation Year if such election would have the effect of binding or requiring conformity by any member of the AMEX Group for any taxable year.

                 (b) LBH shall be obligated to inform and disclose fully to AMEX any actions taken or transactions undertaken in an Interim Year or Post-Affiliation Year which can reasonably be expected to affect in any material way the U.S. Federal income tax liability of the AMEX Group for any Affiliation Year, including, without limitation, carryforward or carryback claims for net operating or net capital losses, investment tax credits, or foreign tax credits. AMEX shall likewise inform LBH of any actions which could reasonably be expected to affect, in any material way, the tax liability of LBH in an Affiliation Year.

                 (c) LBH shall promptly notify AMEX of any proposed adjustments which arise out of an audit or examination of an Interim Year or Post-Affiliation Year Tax Return of the LBH Group and which could reasonably be expected to affect in any material way the U.S. Federal income tax liability of the AMEX Group for any taxable year, including, without limitation, carryforwards or carrybacks of net operating losses, investment tax credits or foreign tax credits, or which could result in treatment of items that is inconsistent with the manner in which AMEX filed its Tax Returns in respect of the LBH Group for such items in any Affiliation Year. If such adjustment involves an administrative or judicial proceeding, LBH shall keep AMEX fully informed of any material developments in any such proceeding. LBH shall, in good faith, consult with AMEX concerning the appropriate actions or positions to be taken throughout the course of such proceedings and shall allow AMEX to participate jointly, at AMEX's own expense, in conjunction with LBH, in any such proceeding. Except as otherwise provided in this Agreement, LBH, subject to subsection (a) hereof, shall have full control over any judicial or administrative proceeding relating solely to an Interim Year or Post-Affiliation Year Tax Return of the LBH Group and ultimate discretion with respect to any decisions to be made or the nature of any action to be taken in the course thereof.

                 (d) The LBH Group shall not elect to be considered as not having been a member of the AMEX Group for U.S. Federal income tax purposes or a member of a combined group including one or more members of the AMEX Group for state or local tax purposes for any taxable year or portion thereof during which the LBH Group is eligible to file consolidated U.S. Federal income Tax Returns or combined Tax Returns with one or more members of the AMEX Group, without the prior written consent of AMEX.

                 Section 11.  Certain Carryforwards and Carrybacks.

                 If the LBH Group sustains losses or generates credits for Interim Years which may be carried forward or back to an Affiliation Year and will generate an Income Tax Benefit, LBH may request AMEX to file a Section 11 Claim with the IRS with respect to the U.S. Federal income tax liability of the AMEX Group for such Affiliation Year. In addition, if the LBH Group sustains losses or generates credits in a Post-Affiliation Year which may be carried back to an Affiliation Year and will generate an Income Tax Benefit, LBH may request AMEX to file a Section 11 Claim with the IRS with respect to the

U.S. Federal income tax liability of the AMEX Group for such Affiliation Year. In addition, if the LBH Group sustains losses or generates credits in a Post-Affiliation Year which may be carried back to an Affiliation Year and will generate an Income Tax Benefit, LBH may request AMEX to file a Section 11 Claim with the IRS with respect to the U.S. Federal income tax liability of the AMEX Group for such Affiliation Year. AMEX shall have sole discretion to reject or accept all requests to file carryforward or carryback claims (except for foreign tax credit or domestic source capital loss carryback claims) and file any amended returns or claims for refund relating thereto, which discretion may be exercised without regard to satisfying a standard of good faith or any other standard provided for in this Agreement or elsewhere. With regard to requests to file foreign tax credit or domestic source capital loss carryback claims to an Affiliation Year, AMEX shall have the sole discretion, exercised in good faith, to reject or accept such request. AMEX will be deemed to have satisfied this standard if it rejects such request, because, among other reasons, it determines, in good faith, that a member of the AMEX Group will incur a detriment, financial or otherwise, in any year affected by such claim or such claim involves an election, method or policy that is inconsistent with that used by the AMEX Group.

           If AMEX elects to file a Section 11 Claim, AMEX shall have full control over the Section 11 Claim and may determine in its sole discretion the nature of all actions to be taken in connection with seeking such refund. If AMEX realizes an Income Tax Benefit with respect to a Section 11 Claim, AMEX shall pay to LBH an amount equal to such Income Tax Benefit within five (5) business days after AMEX realizes such Income Tax Benefit. It is understood that in no event will such payment be due earlier than five (5) business days after the later of (i) the date the taxable year of LBH from which such Section 11 Claim derived is closed, (ii) the date the taxable year of AMEX to which such Section 11 Claim is carried is closed and (iii) the date the last taxable year of AMEX from which a claim can be carried to the taxable year in which the Section 11 Claim is carried is closed. However, if AMEX receives payment from the IRS with respect to a
Section 11 Claim prior to the date payment is due to LBH under the preceding sentence, AMEX will pay such amount to an independent escrow agent, selected by AMEX, in good faith, to be held in escrow and invested in Treasury Bills until the date payment is due to LBH under the preceding sentence, at which time the escrow agent shall pay the escrowed funds, both principal and income (as may be adjusted as set forth hereinafter), to LBH; provided, however, that if the Income Tax Benefit relating to the escrowed funds is reduced, at AMEX's direction, the portion of the escrowed funds attributable to such reduction shall be paid to AMEX. All escrow fees shall be borne by LBH. If AMEX files a
Section 11 Claim, LBH will indemnify AMEX for any additional taxes or loss of tax benefits incurred by a member of the AMEX Group

(including interest, penalties and additions to tax) arising from such claim. AMEX shall also be entitled to reimbursement from LBH for any reasonable external costs for professional services incurred by AMEX which are attributable to the Section 11 Claim whether or not AMEX realizes an Income Tax Benefit.

           Section 12.  State Income Tax Liabilities.

           (a) If any member of the AMEX Group and any member of the LBH Group are required to file, or if AMEX elects, pursuant to Section 8, that a member of the AMEX Group and a member of the LBH Group shall file, combined state or local Tax Returns for any taxable years or where any state or local taxing authority successfully asserts such a combined filing requirement, the allocation and settlement of amounts due between the parties shall be governed, except as provided otherwise in this Section 12, by Tax Instruction 400, which is incorporated herein by reference. For purposes of this Agreement, Tax Instruction 400 will be amended to provide that if an audit adjustment results in additional positive taxable income on a combined state return that is attributable solely to AMEX, in a jurisdiction in which AMEX has zero apportionment factors, AMEX will bear tax on this additional positive taxable income, assuming an AMEX apportionment percentage equal to the percentage reported by the AMEX Group (including members of the LBH Group) on the relevant combined tax return as originally filed.

           (b) State and/or local amended Tax Returns or claims for refund which are in the nature of Section 11 Claims shall be governed by the principles of Section 11 of this Agreement.

           (c) Tax Return preparation and tax computations under this Section 12 shall be governed by the principles of Section 8 of this Agreement.

           (d) The obligation to furnish information with respect to Tax Returns set forth in Sections 9 and 14 of this Agreement shall apply also to any combined state and/or local Tax Returns. In addition, AMEX will inform LBH of any developments with respect to all state or local combined tax audits that could materially adversely affect LBH. LBH will be permitted to meet, jointly with AMEX, with representatives of the relevant state or local taxing authorities with respect to any such audit.

           (e) State and/or local administrative and judicial proceedings shall be governed by the principles of Section 13.

           (f) LBH shall be responsible for the payment to AMEX of the amount allocated to the LBH Group pursuant to this Section 12 and shall indemnify and hold AMEX harmless against all such amounts. AMEX shall indemnify and hold LBH harmless from and against all other combined state and local income taxes in excess of the amount determined in the previous sentence. Subject to the principles of Section 13, to be entitled to indemnification under this Section, either party shall give notice to the other party pursuant to Section 16 of this Agreement, and a reasonable opportunity to respond, before making any payment which would cause this indemnity provision to be applicable.

           (g) AMEX shall have the sole authority to make determinations of matters that are necessary to effectuate this Section 12.

           Section 13.  Administrative and Judicial Proceedings.

           (a) AMEX and LBH hereby agree that during the course of the audit of any taxable year to which the provisions of Section 7 may apply, they will in good faith endeavor to discuss and resolve separately with the IRS district agents any "LBH Issues" and "AMEX Issues" (defined below). LBH Issues are issues relating to items of income, gain, loss, deduction, or credit that are attributable solely to the LBH Group and that could not have material adverse consequences for the U.S. Federal income tax liability of a member of the AMEX Group (other than a member of the LBH Group) if resolved against the taxpayer, as determined in good faith by AMEX. AMEX Issues are any other issues, including issues relating to

Foreign Attributes (as defined in Section 4(f) of the Agreement) of the LBH Group, determinations as to which Foreign Attributes will be made by AMEX in good faith.

           In the event a Revenue Agent's Report ("RAR") is issued with respect to such taxable year, and the RAR contains adjustments proposed with respect to LBH Issues, at LBH's request, AMEX shall Protest (as defined in applicable U.S. Treasury Regulations) the adjustments made with respect to LBH Issues. LBH will prepare that portion of any Protest which it determines should be filed in connection with any adjustment proposed with respect to LBH Issues and shall limit such portion of the Protest to the defense of the specific LBH Issues raised in the RAR, unless AMEX, in its sole discretion, determines otherwise.

           After the filing of such Protest, AMEX and LBH shall jointly meet with the representatives of the IRS responsible for disposing of the issues in dispute and request the separate resolution of the AMEX and LBH Issues. They shall further request that the IRS assign separate representatives to conduct any review of or proceedings on their respective issues.

           Regardless of whether the IRS agrees to resolve the issues affecting each party or assign separate representatives to deal with the issues of each, AMEX and LBH each will attend meetings and will prepare written pre-sentations to be made to the IRS regarding any adjustments proposed only with respect to its respective issues. In accordance with the provisions of Section 9, AMEX and LBH shall keep each other informed, as soon as possible, of any developments and discussions at any such meetings concerning adjustments, whether or not formally proposed, affecting the other party.

           (b) For each Affiliation Year, AMEX shall have full control over all AMEX Issues and all LBH Issues not otherwise settled by LBH at the audit or Appellate Level of the IRS ("LBH Unsettled Issues") if the aggregate liability for taxes, for which LBH would be liable hereunder ("Section 13 Taxes"), with respect to all LBH Unsettled Issues for such Affiliation Year does not exceed $1,000,000. If the aggregate liability for Section 13 Taxes with respect to LBH Unsettled Issues for any Affiliation Year exceeds $1,000,000, LBH shall obtain an evaluation of the LBH Unsettled Issues ("Evaluation") from an independent attorney experienced in the field of federal corporate taxation and/or an independent attorney experienced in the field of state corporate taxation or an independent attorney experienced in the fields of federal corporate taxation and state corporate taxation, as relevant, who shall be selected jointly by the parties. The Evaluation shall state, for the LBH Unsettled Issues on an issue-by-issue basis, whether, in the opinion of the attorney, there is a realistic possibility of the position being sustained on its merits, as defined in 31 CFR Section 10.34(a)(4)(i) (Proposed Amendment, dated October 8, 1992). Any discussions with respect to the Evaluation shall be held with both parties jointly, and such attorney shall send a copy of the Evaluation (including any drafts thereof) to both parties simultaneously.

           If the Evaluation discloses any LBH Unsettled Issues which do not meet the aforementioned standard, LBH shall be obligated to settle such issues with the IRS at its own cost and expense within a reasonable period of time after receipt of the Evaluation. If the aggregate liability for Section 13 Taxes with respect to the remaining LBH Unsettled Issues does not exceed $1,000,000, LBH also shall be obligated to settle all such issues at its own cost and expense within a reasonable period of time after receipt of the Evaluation.

           (c)  If, for any Affiliation Year, the aggregate liability for
Section 13 Taxes with respect to the remaining LBH Unsettled Issues exceeds $1,000,000, AMEX may select one of two options: (i) retain complete control over and liability for the remaining LBH Unsettled Issues, or (ii) cede complete control to LBH for the remaining LBH Unsettled Issues. In the event that AMEX selects option (ii), LBH shall assume complete responsibility and liability for all LBH Issues, and LBH shall be liable for, but AMEX shall control the resolution of, (A) each AMEX Issue which is not expressly set forth in the RAR with respect to such Affiliation Year ("New AMEX Issues") and (B) each AMEX Excess Issue. For purposes of this Section 13, an "AMEX Excess Issue" shall mean an AMEX Issue the tax liability for which (including any related interest, penalties and additions to tax) exceeds any proposed deficiency set forth in the RAR with respect to such AMEX Issue or, if less, the amount of any deficiency with respect to such AMEX Issue in an agreement with the IRS reached during Appellate proceedings ("IRS Agreement"). LBH's liability for an AMEX Excess Issue shall be an amount equal to the excess, if any, of the actual liability for taxes (including any related interest, penalties and additions to tax) with respect to such AMEX Excess Issue over the proposed deficiency in the RAR or IRS Agreement, as the case may be.

           (d) In any case where judicial proceedings are instituted, AMEX shall be entitled to select the forum for such judicial proceedings, unless AMEX determines, in good faith, that such proceedings involve only LBH Unsettled Issues. In such event, LBH shall be entitled to select the forum for judicial proceedings. Each party shall bear the costs of litigation in respect of its own issues, provided, however, that LBH shall bear the costs of litigation in respect of New AMEX Issues.

           Section 14.  Books and Records.

           (a) Without limiting any of the provisions of this Agreement, each of the parties agrees that it shall retain, until the expiration of the appropriate statutes of limitations (including any extensions), copies of any Tax Returns for any open periods during the Affiliation Years and for any periods after such date which might be subject to adjustment under this Agreement, supporting work schedules and other books, records or information which may be relevant and that it will not destroy or otherwise dispose of such records without first providing the other party with a reasonable opportunity to review and copy the same. Without limiting the foregoing, LBH shall cooperate with AMEX in identifying such books, records or information and so retain or provide to AMEX such books, records or information as may be specified by AMEX in writing within 180 days after the Closing Date. Any information obtained pursuant to this Agreement, or any other information obtained by AMEX or LBH relating to the tax position of either party shall be kept confidential by the parties hereto, except if required by a taxing authority.

           (b) LBH shall maintain and provide to AMEX upon request information which will enable AMEX to deter-mine, clarify or verify the adjusted book and tax bases of the LBH stock held by AMEX, LBH's assets, both tangible and intangible, including the stock of all directly and indirectly owned subsidiaries of LBH which were members of the LBH Group at any time during the Affiliation Years, and the adjusted book and tax bases of all assets, both tangible and intangible, of such subsidiaries. In addition, LBH shall maintain and provide to AMEX upon request all relevant information for the determination of earnings and profits of any members of the LBH Group, in accordance with applicable provisions of the Code and regulations thereunder.

              (c) Without limiting the foregoing, each of the parties hereto agrees that it shall retain copies of any books and records in its possession as required by any record retention agreement in effect from time to time, between AMEX and the IRS.

              Section 15. Interest. If any payments hereunder are not made when due, interest shall accrue on the unpaid amount at the underpayment rate in effect under Section 6621 of the Code while such amount is outstanding.

              Section 16. Notices. Any payment, notice or communication required or permitted to be given under this Agreement by either party hereto to the other party shall be delivered personally or mailed by registered or certified mail, first class postage prepaid and return receipt requested, at their respective addresses as stated in this Agreement, to the attention of their respective Tax Officers. Any payment, notice or other communication given by personal delivery or mail shall be effective upon actual receipt. Notice deposited in the mail in accordance with the terms hereof shall be deemed to have been delivered on the third business day following such deposit. Any party may change any address to which a payment, notice or other communication is to be made or given to it by giving a notice of such change of address as provided above.

              Section 17.  Transfer of Smith Barney Receivables.

              In connection with the transfer by a member(s) of the LBH Group to AMEX of certain participation rights due to such member(s) by Smith Barney, Harris Upham & Co. Incorporated (now known as Smith Barney Shearson) ("Smith Barney") pursuant to an Additional Purchase Price Based on Revenue Agreement dated July 31, 1993 and an Additional Purchase Price-Based on Profit Participation Agreement dated July 31, 1993 (the "Smith Barney Receivables"), AMEX shall pay to LBH or credit against the 1994 Tax Liability (as defined in Section 4(a)), an amount, determined, in good faith, by AMEX, equal to (i) the excess of the sum of (A) the fair market value of 100% of the Smith Barney

Receivables on the date of transfer, as determined by a valuation by James D. Wolfensohn Incorporated and/or Lazard Freres & Co., not taking into account the value of such receivables in respect of which $50,000,000 was received by AMEX in February of 1994 and (B) $50,000,000, over the tax basis of such member(s) in the Smith Barney Receivables (the "Smith Barney Gain"), multiplied by the Highest Tax Rate, within five (5) business days after the Closing Date and (ii) the actual state tax liability attributable to the Smith Barney Gain, determined, in good faith, by AMEX after referring to the relevant state tax returns of the LBH Group as filed, net of the Federal income tax benefit therefor (assuming Federal income taxes payable at the Highest Tax Rate) within twenty (20) business days of AMEX's receipt of copies of said returns; provided, however, if the Smith Barney Gain is contested by a taxing authority, the contest and settlement of the dispute shall be within the sole authority of AMEX; and upon Final Settlement, a corresponding adjustment to the payment hereunder (payable together with interest, if any) will be made. If the actual state tax liability under (ii) consists, in whole or in part, of state minimum tax, LBH shall pay to AMEX the amount of any minimum state tax credit(s) it utilizes in subsequent years, up to the amount of such minimum tax liability, determined in good faith by AMEX. LBH shall provide to AMEX copies of all relevant state tax returns for years subsequent to that provided pursuant to (ii) and any other information that AMEX, in good faith, requests relating to such credit(s).

              Section 18. LBH Payment for Stock Options and Restricted Stock Benefits.

              LBH shall pay to AMEX on or before the Closing Date, or AMEX may credit against any tax payable account, all unpaid amounts due to AMEX in respect of stock options and restricted stock under Section 11.06 of the Intercompany Agreement dated as of May 1, 1987, by and between AMEX and LBH (then known as Shearson Lehman Brothers Holdings Inc.).

              Section 19.  Dual Consolidated Losses.

              (a) Notwithstanding any other provision of this Agreement or the provisions of any closing agreement relating to Dual Consolidated Losses (defined below) of any member of the LBH Group, including, without limitation, the closing agreement between AMEX, LBH (then known as Shearson Lehman Hutton Holdings Inc.) and the IRS, dated June 11, 1991 (the "Shearson Closing Agreement"), the closing agreement to be entered into between AMEX, Mellon Bank Corporation ("Mellon") and the IRS pursuant to a letter agreement, dated May 21, 1993, between Lehman Brothers Inc. (then known as Shearson Lehman Brothers, Inc.) and Mellon, or any future closing agreement entered into by AMEX, LBH and the IRS (collectively, the "Closing Agreements"), LBH shall be solely liable for and indemni-fy AMEX against (i) any tax liability together with interest, penalties and additions to tax (including, without limitation, the interest charge described in or that results from the application of Treas. Regs. Section 1.1503-2 or Treas. Regs. Section 1.1503-2A, or interest determined under any of the Closing Agreements, including Section 7 of the Shearson Closing Agreement) that arises from any triggering event or recapture under such regulations or Closing Agreements, applicable to an item of deduction or loss of any current or former member of the LBH Group (a "Dual Consolidated Loss") or from the receipt of any payment under this Section and (ii) any costs or expenses (including, without limitation, attorneys' and accountants' fees) incurred by AMEX in connection with determining, avoiding or contesting such Recapture Taxes or enforcing the provisions of this Section. All indemnifiable amounts described in this subsection (a) shall be collectively referred to as "Recapture Taxes".

              (b) Recapture Taxes shall be determined by AMEX, based, in relevant part, on the following assumptions: (i) the amount of gross income realized from a triggering event or recapture of a Dual Consolidated Loss cannot be offset by any losses, deductions or credits (other than those offsets actually permitted under Treas. Regs. Section 1.1503-2(g)(vii)(B) or (C)(2), provided that such regulations are applicable and all applicable requirements of the regulations are fully satisfied by LBH); (ii) the amount of gross income, if any, realized upon the receipt any payment under this Section cannot be offset by any losses, deductions or credits; and (iii) the amounts described in (i) and (ii) are taxable at the Highest Tax Rate and applicable effective State and local tax rates.

              (c) At LBH's request, AMEX shall cooperate in good faith to enter into a closing agreement with the IRS of the type described in Treas. Regs. Section 1.1503-2(g)(2)(iv)(B)(2), substantially in the form of Exhibit B (except as otherwise required by the IRS), to the effect that Dual Consolidated Losses will not be recaptured as a result of the Spinoff. If such a closing agreement is not entered into for any reason or LBH fails to realize the benefit of any closing agreement entered into, AMEX shall have no liability to LBH under this Agreement.

              (d) The parties shall provide each other with prompt notice of any proposed adjustment by any taxing authority relating to Recapture Taxes, and shall keep each other informed of material developments relating to such adjustment and shall jointly deal with the taxing authority and jointly make any decisions with regard to the contest or settlement of such adjustment.
Upon request by AMEX, LBH shall obtain an evaluation from an attorney experienced in the field of international corporate taxation, who shall be selected jointly by the parties, that conforms to the standard for an evaluation set forth in Section 13(b). If such evaluation does not meet such standard, LBH shall be obligated to settle such proposed adjustment(s) within a reasonable period of time after the receipt of the evaluation.

              Section 20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of the counterparts together shall constitute one and the same instrument.

              Section 21. Headings. Headings of sections in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

              Section 22. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties. This Agreement may not be amended or supplemented except by an instrument in writing executed by both parties.

              Section 23. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof of any other right, power or privilege hereunder.

              Section 24. Severability. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

              Section 25.  Binding Effect and Assignment; Right of Offset.
This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that no party may, without the consent of the other, assign any of its rights, benefits or obligations hereunder. Notwithstanding any other provision in this Agreement, AMEX shall have the right to offset against amounts due from AMEX to LBH under this Agreement any amounts due from LBH to AMEX under this Agreement. LBH will likewise have the right to offset against amounts due from LBH to AMEX under this Agreement any amounts due from AMEX to LBH under this Agreement.

              Section 26. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might require the application of the laws of another jurisdiction).

              IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                               AMERICAN EXPRESS COMPANY



                                               By:
                                                  ---------------------------
                                                   Name:
                                                   Title:


                                               LEHMAN BROTHERS HOLDINGS INC.



                                               By:
                                                  ---------------------------
                                                   Name:
                                                   Title:

                                   SCHEDULE I
           AGREEMENTS NOT SUPERSEDED BY THIS TAX ALLOCATION AGREEMENT


              1. The Purchase Agreement dated June 30, 1993 by and among AMEX, Shearson Lehman Brothers Holdings Inc. (now known as
                   LBH) and Shearson Lehman Brothers Inc. (now known as Lehman Brothers Inc.) relating to the sale by Shearson Lehman Brothers Inc. to AMEX of 2,500,000 shares of common stock of Mellon Bank Corporation ("Mellon") and warrants to purchase an additional 3,000,000 shares of common stock of Mellon.

                                  SCHEDULE II
                   SCHEDULE OF LBH GROUP NET OPERATING LOSSES


    SUBSIDIARY/                 REPORTED NOLs
      ID. NO.               AS OF MARCH 31, 1994            TAXABLE YEAR AROSE
    -----------             --------------------            ------------------

                                  SCHEDULE II
                   SCHEDULE OF LBH GROUP NET OPERATING LOSSES

                                                                                       YEARS IN WHICH LOSSES AROSE
                                                                                      ---------------------------------
                                                                       Federal
     SUBSIDIARY NAME                                                   Tax I.D.#      12/31/86    12/31/87     12/31/88
     ------------------------------------------------------------------------------------------------------------------
 1   COMMERCE CREDIT CORP   . . . . . . . . . . . . . . . . . . . . .  22-2572048
 2   CANOPE CREDIT CORP   . . . . . . . . . . . . . . . . . . . . . .  13-3189141                             2,234,418
 3   SPEAR TOWER INC(FKA EFH SPEAR TOWER)   . . . . . . . . . . . . .  11-2695805      331,499                1,337,898
 4   REAL ESTATE SERVICES I INC (FKA HUTTON RE SVCS I)  . . . . . . .  04-2700809                             1,274,615
 5   LM KANSAS PARTNERS INC. (FKA EFH KANSAS PARTNERS)  . . . . . . .  93-0950620      213,402     802,010
 6   EF HUTTON PROPERTIES I INC   . . . . . . . . . . . . . . . . . .  93-0913362      291,964                  479,837
 7   EFH CORPORATION  . . . . . . . . . . . . . . . . . . . . . . . .  13-2963094                               452,871
 8   EF HUTTON LEASING CORPORATION (FKA EF HUTTON LBO INC)  . . . . .  13-3217916                               414,676
 9   LEHMAN REALTY CO   . . . . . . . . . . . . . . . . . . . . . . .  13-2765055                               372,024
10   LB DEVELOPMENT CORP  . . . . . . . . . . . . . . . . . . . . . .  13-3300644                               346,441
11   ULT DEVELOPMENT INC. (FKA EFH DEVELOPMENT INC)   . . . . . . . .  13-3148093      275,031          37          222
12   ADVANTAGED HOUSING ASSOC INC. (FKA HUTTON ADV HOUS ASSOC   . . .  11-2746757      189,499      12,662        8,311
13   BC FACILITIES  . . . . . . . . . . . . . . . . . . . . . . . . .  13-3510229
14   CA PACIFIC INC. (FKA EFH PACIFIC INC)  . . . . . . . . . . . . .  13-3144933       32,154      36,615       71,058
15   CA WESTLAKE INC. (FKA EFH WESTLAKE)  . . . . . . . . . . . . . .  95-6742169       68,828      69,226
16   ENERGY SERVICE I INC. (FKA HUTTON ENERGY SERVICES II)   . . . . . 13-3153454       17,244      63,751       40,666
17   MOUNTAINVIEW HOTELS I INC. (FKA HUTTON HOTELS I INC)   . . . . .  11-2772648       40,199      23,053       24,616
18   EQUIPMENT MANAGEMENT INC. (FKA HUTTON EQUIPMENT MGMT)  . . . . .  13-3122097                  105,750
19   ASSISTED HOUSING ASSOC INC. (FKA HUTTON ASSIST HOUSING)  . . . .  11-2693080       68,048      17,937       13,637
20   LEHMAN BROTHERS HOLDINGS INC. (FKA SLH HOLDINGS)   . . . . . . .  13-3216325
21   WFC CONSTRUCTION COMPANY INC   . . . . . . . . . . . . . . . . .  13-3135116
22   ROBINSON HUMPHREY PROP   . . . . . . . . . . . . . . . . . . . .  58-1257154                               548,499
23   INTERSTATE ORLANDO INC. (FKA RH ORLANDO) . . . . . . . . . . . .  58-1518523
24   SOUTH COBB LAND INC. (FKA RH LAND)   . . . . . . . . . . . . . .  58-1154765
25   INTERMODAL EQUIPMENT LEASING CORP (FKA SHEARSON LEASING CORP). .  13-2867521                                98,211
26   ONE COMMERCE INC (FKA EFH COMMERCE INC)  . . . . . . . . . . . .  13-3249989                                97,690
27   NY REAL ESTATE SERVICES II, INC (FKA HUTTON RE SERVICES XVI) . .  11-2839017                   75,369       15,660
28   SUBSIDIZED HOUSING SERVICE II INC
       (FKA HUTTON SUBSID HOUS SVCS II)   . . . . . . . . . . . . . .  13-3172815       35,618      20,162       25,757
29   AFC I BUILDING CORP (FKA R-H ASSOC BUILDING)   . . . . . . . . .  58-1431946                                53,503
30   NY REAL ESTATE SERVICES I INC. (FKA HUTTON RE SVCS XV)   . . . .  11-2757441          573       6,580       48,763
31   VIEWMOUNT INC  . . . . . . . . . . . . . . . . . . . . . . . . .  11-2829343        8,056      23,174       26,175
32   R-H BUILDING PARTNERS  . . . . . . . . . . . . . . . . . . . . .  58-1436602                                53,503
33   O.S. INTERNATIONAL   . . . . . . . . . . . . . . . . . . . . . .  13-3200323                                49,338
34   CA ROSEMEAD INC (FKA EFH ROSEMEAD)   . . . . . . . . . . . . . .  13-3236691                                49,683
35   PARTICIPATING PROPERTIES INC. (FKA HUTTON PARTICIPATING PROP). .  11-2833482                                41,907
36   RJS LEASING INC (FKA HUTTON LEASING INC)   . . . . . . . . . . .  22-2777307                   15,775       18,895
37   EFH KC CORP  . . . . . . . . . . . . . . . . . . . . . . . . . .  95-3684905       25,113      13,777
38   TE ENTERPRISES INC. (FKA HUTTON MBS ENTERPRISE INC)  . . . . . .  11-2828274                    5,639       29,959
39   REAL ESTATE SERVICES XIII INC. (FKA HUTTON RE SERVICES XIII) . .  11-2732999       13,225      10,796       10,515
40   BATTERY PARK CREDIT CORP   . . . . . . . . . . . . . . . . . . .  13-3155271       11,362                   20,884
41   CP4 REAL ESTATE SERVICES INC. (FKA HUTTON RE SERVICES XI)  . . .  11-2718295                   14,179        6,925
42   INVESTMENT PROPERTIES II (FKA EFH INVESTMENT PROP)   . . . . . .  94-2968596           26       4,856       13,245
43   FORT BEND INC. (FKA EFH FORT BEND INC)   . . . . . . . . . . . .  13-3128158       14,311                    1,949
44   VENTURE INVESTMENT PRTNRS INC. (FKA HUTTON VENTURE INV PART) . .  13-3075932        4,306       3,362        5,060
45   WILDWOOD I INC. (FKA R-H WILDWOOD)  .. . . . . . . . . . . . . .  58-1609956                                18,930
46   VT INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95-3861337                                15,159
47   NU ATLANTIC INC. (FKA EFH ATLANTIC INC)  . . . . . . . . . . . .  11-2690830                    4,166        8,295
48   B H VENTURE  . . . . . . . . . . . . . . . . . . . . . . . . . .  13-3440173
49   EXPLORATION SERVICES INC. (FKA HUTTON EXPLORATION SVCS)  . . . .  93-0819069        5,609       1,479        3,596
50   INSURED MORTGAGE EQUITIES INC.
       (FKA HUTTON INS MORT EQUITIES)   . . . . . . . . . . . . . . .  11-2753383                                 9,520
51   SUBSIDIZED HOUSING SERVICES (FKA HUTTON SUBSID HOUS SRVCS)   . .  13-3143468                                 2,805
52   CENTRAL FUNDING CORP   . . . . . . . . . . . . . . . . . . . . .  13-3236708                                 9,694
53   HUTTON COMPLETION SVCS   . . . . . . . . . . . . . . . . . . . .  13-3133733                    7,444
54   JACKSON CAPITOL INC (FKA EFH JACKSON)  . . . . . . . . . . . . .  06-1025472        4,746       4,247
55   STORAGE INC. (FKA SL STORAGE)  . . . . . . . . . . . . . . . . .  13-3371553                                 7,963
56   SL PENINSULAR HOUSE INC  . . . . . . . . . . . . . . . . . . . .  13-3266545                                 8,522
57   CASITAS ASSOCIATES   . . . . . . . . . . . . . . . . . . . . . .  95-3842382                                 8,426
58   SHEARSON LEHMAN LTD INC  . . . . . . . . . . . . . . . . . . . .  13-3344658
59   BROOKSON CORP  . . . . . . . . . . . . . . . . . . . . . . . . .  13-2766708                                 7,859
60   PHOENIX LEASE PROPERTIES INC (FKA HUTTON LEASE PROP)   . . . . .  11-2823188                    4,610
61   OPHTHALMIC RESEARCH SERVICES I INC.
       (FKA HUTTON OPTH RES SVCS I)   . . . . . . . . . . . . . . . .  11-2848630                    3,638
62   CAPITAL PARK REAL ESTATE SERVICES INC.
       (FKA HUTTON RE SERVICES XII)   . . . . . . . . . . . . . . . .  11-2718301           18         118          210
63   ROBINSON HUMPHREY ASSOC  . . . . . . . . . . . . . . . . . . . .  58-1048108                                 6,771
64   HUTTON TECH SERVICE I  . . . . . . . . . . . . . . . . . . . . .  13-3167205          584         465          542
65   XEBEC TECHNOLOGY INC. (FKA EFH TECHNOLOGY INC)   . . . . . . . .  11-2782830                       73        1,542
66   MORTGAGE CAPITAL INC   . . . . . . . . . . . . . . . . . . . . .  74-2448058                    2,387        3,535
67   INTERSTATE ORLANDO INC. (FKA R-H ORLANDO)  . . . . . . . . . . .  58-1518523                                 4,343
68   HRH 1 INC  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11-2831999                      484        1,240
69   HUTTON GUARANTY  . . . . . . . . . . . . . . . . . . . . . . . .                                             4,458
70   HUTTON ASSET MANAGEMENT  . . . . . . . . . . . . . . . . . . . .  13-3170674
71   R-H EMERSON  . . . . . . . . . . . . . . . . . . . . . . . . . .  58-1688558                                 2,980
72   OPHTHALMIC RESEARCH SERVICES II INC.
       (FKA HUTTON OPTH RES SVCS II)  . . . . . . . . . . . . . . . .  11-2885559
73   HEI CORPORATION  . . . . . . . . . . . . . . . . . . . . . . . .  16-1168136                                   149
74   SPECIAL MEDIA INC. (FKA HUTTON MEDIA INC)  . . . . . . . . . . .  11-2838544                      928            2
75   HUTTON HISTORIC PROP   . . . . . . . . . . . . . . . . . . . . .  11-2833896                                    442
76   LAUREL CENTRE INC. (FKA SHEARSON LAUREL INC)   . . . . . . . . .  13-3386617
77   REAL ESTATE EQUITY PARTNERS INC
       (FKA HUTTON RE EQUITY PARTNERS)  . . . . . . . . . . . . . . .  11-2822870                                   240
78   CHP REAL ESTATE SERVICES INC. (FKA HUTTON RE SERVICES X)   . . .  11-2718305          135         204          254
79   SHEARSON TEXAS INV CORP VI   . . . . . . . . . . . . . . . . . .  13-2987793
80   EXPLORATION SERVICES INC. (FKA HUTTON (W.V.) EXPL SVCS)  . . . .  13-3148092          206         118          197
81   MANUFACTURING HOUSING COMM I INC.
       (FKA HUTTON MANUF HOUS COMM I)   . . . . . . . . . . . . . . .  11-2774285          531
82   MANUFACTURING HOUSING SERVICES INC.
       (FKA HUTTON MANUF HOUS SVCS)   . . . . . . . . . . . . . . . .  11-2774288          164         127          213

                                                                            YEARS IN WHICH LOSSES AROSE
                                                                       ---------------------------------
                                                                                                                 TOTAL
                                                                                                              REPORTED
                                                                                                                  NOLs
                                                                                                                 AS OF
     SUBSIDIARY NAME                                                   8/9/90     12/31/90      12/31/92      12/31/93
     ------------------------------------------------------------------------------------------------------------------
 1   COMMERCE CREDIT CORP   . . . . . . . . . . . . . . . . . . .                                2,276,819    2,276,819
 2   CANOPE CREDIT CORP   . . . . . . . . . . . . . . . . . . . .                                             2,234,418
 3   SPEAR TOWER INC(FKA EFH SPEAR TOWER)   . . . . . . . . . . .                                             1,669,396
 4   REAL ESTATE SERVICES I INC (FKA HUTTON RE SVCS I)  . . . . .        29,333                               1,303,948
 5   LM KANSAS PARTNERS INC. (FKA EFH KANSAS PARTNERS)  . . . . .                                             1,015,412
 6   EF HUTTON PROPERTIES I INC   . . . . . . . . . . . . . . . .        16,061                                 787,862
 7   EFH CORPORATION  . . . . . . . . . . . . . . . . . . . . . .           628                                 453,499
 8   EF HUTTON LEASING CORPORATION (FKA EF HUTTON LBO INC)  . . .                                               414,676
 9   LEHMAN REALTY CO   . . . . . . . . . . . . . . . . . . . . .           524                                 372,548
10   LB DEVELOPMENT CORP  . . . . . . . . . . . . . . . . . . . .         1,936                                 348,377
11   ULT DEVELOPMENT INC. (FKA EFH DEVELOPMENT INC)   . . . . . .         2,060                                 277,350
12   ADVANTAGED HOUSING ASSOC INC. (FKA HUTTON ADV HOUS ASSOC   .         2,662                                 213,134
13   BC FACILITIES  . . . . . . . . . . . . . . . . . . . . . . .       166,826                                 166,826
14   CA PACIFIC INC. (FKA EFH PACIFIC INC)  . . . . . . . . . . .         2,833                                 142,660
15   CA WESTLAKE INC. (FKA EFH WESTLAKE)  . . . . . . . . . . . .                                               138,054
16   ENERGY SERVICE I INC. (FKA HUTTON ENERGY SERVICE II)   . . .         6,780                                 128,441
17   MOUNTAINVIEW HOTELS I INC. (FKA HUTTON HOTELS I INC)   . . .        21,562                                 109,430
18   EQUIPMENT MANAGEMENT INC. (FKA HUTTON EQUIPMENT MGMT)  . . .         1,015                                 106,765
19   ASSISTED HOUSING ASSOC INC. (FKA HUTTON ASSIST HOUSING)  . .         3,123                                 102,746
20   LEHMAN BROTHERS HOLDINGS INC. (FKA SLH HOLDINGS)   . . . . .    11,910,845                              11,910,845
21   WFC CONSTRUCTION COMPANY INC   . . . . . . . . . . . . . . .                    4,390,824                4,390,824
22   ROBINSON HUMPHREY PROP   . . . . . . . . . . . . . . . . . .     2,297,194                               2,845,694
23   INTERSTATE ORLANDO INC. (FKA RH ORLANDO) . . . . . . . . . .                        7,774   1,389,476    1,397,250
24   SOUTH COBB LAND INC. (FKA RH LAND)   . . . . . . . . . . . .                      263,835                  263,835
25   INTERMODAL EQUIPMENT LEASING CORP (FKA SHEARSON LEASING CORP)        1,009                                  99,220
26   ONE COMMERCE INC (FKA EFH COMMERCE INC)  . . . . . . . . . .             4                                  97,695
27   NY REAL ESTATE SERVICES II, INC (FKA HUTTON RE SERVICES XVI)         2,065                                  93,093
28   SUBSIDIZED HOUSING SERVICE II INC
       (FKA HUTTON SUBSID HOUS SVCS II)   . . . . . . . . . . . .         5,625                                  87,162
29   AFC I BUILDING CORP (FKA R-H ASSOC BUILDING)   . . . . . . .         9,582                                  63,086
30   NY REAL ESTATE SERVICES I INC. (FKA HUTTON RE SVCS XV)   . .         4,230                                  60,147
31   VIEWMOUNT INC  . . . . . . . . . . . . . . . . . . . . . . .                                                57,405
32   R-H BUILDING PARTNERS  . . . . . . . . . . . . . . . . . . .                                                53,503
33   O.S. INTERNATIONAL   . . . . . . . . . . . . . . . . . . . .         2,039                                  51,377
34   CA ROSEMEAD INC (FKA EFH ROSEMEAD)   . . . . . . . . . . . .                                                49,683
35   PARTICIPATING PROPERTIES INC. (FKA HUTTON PARTICIPATING PROP)        2,065                                  43,971
36   RJS LEASING INC (FKA HUTTON LEASING INC)   . . . . . . . . .         4,707                                  39,377
37   EFH KC CORP  . . . . . . . . . . . . . . . . . . . . . . . .                                                38,890
38   TE ENTERPRISES INC. (FKA HUTTON MBS ENTERPRISE INC)  . . . .         2,452                                  38,050
39   REAL ESTATE SERVICES XIII INC. (FKA HUTTON RE SERVICES XIII)         1,668                                  36,204
40   BATTERY PARK CREDIT CORP   . . . . . . . . . . . . . . . . .            11                                  32,257
41   CP4 REAL ESTATE SERVICES INC. (FKA HUTTON RE SERVICES XI)  .         4,939                                  26,043
42   INVESTMENT PROPERTIES II (FKA EFH INVESTMENT PROP)   . . . .         3,344                                  21,471
43   FORT BEND INC. (FKA EFH FORT BEND INC)   . . . . . . . . . .         3,535                                  19,795
44   VENTURE INVESTMENT PRTNRS INC. (FKA HUTTON VENTURE INV PART)         6,552                                  19,280
45   WILDWOOD I INC. (FKA R-H WILDWOOD) . . . . . . . . . . . . .                                                18,930
46   VT INC   . . . . . . . . . . . . . . . . . . . . . . . . . .                                                15,159
47   NU ATLANTIC INC. (FKA EFH ATLANTIC INC)    . . . . . . . . .         1,242                                  13,703
48   B H VENTURE  . . . . . . . . . . . . . . . . . . . . . . . .        13,504                                  13,504
49   EXPLORATION SERVICES INC. (FKA HUTTON EXPLORATION SVCS)  . .         2,073                                  12,757
50   INSURED MORTGAGE EQUITIES INC.
       (FKA HUTTON INS MORT EQUITIES)   . . . . . . . . . . . . .         2,715                                  12,236
51   SUBSIDIZED HOUSING SERVICES (FKA HUTTON SUBSID HOUS SRVCS)           6,931                                   9,736
52   CENTRAL FUNDING CORP   . . . . . . . . . . . . . . . . . . .                                                 9,694
53   HUTTON COMPLETION SVCS   . . . . . . . . . . . . . . . . . .         1,576                                   9,020
54   JACKSON CAPITOL INC (FKA EFH JACKSON)  . . . . . . . . . . .                                                 8,992
55   STORAGE INC. (FKA SL STORAGE)  . . . . . . . . . . . . . . .           564                                   8,526
56   SL PENINSULAR HOUSE INC  . . . . . . . . . . . . . . . . . .                                                 8,522
57   CASITAS ASSOCIATES   . . . . . . . . . . . . . . . . . . . .                                                 8,426
58   SHEARSON LEHMAN LTD INC  . . . . . . . . . . . . . . . . . .         8,218                                   8,218
59   BROOKSON CORP  . . . . . . . . . . . . . . . . . . . . . . .                                                 7,859
60   PHOENIX LEASE PROPERTIES INC (FKA HUTTON LEASE PROP)   . . .         2,803                                   7,413
61   OPHTHALMIC RESEARCH SERVICES I INC.
       (FKA HUTTON OPTH RES SVCS I)   . . . . . . . . . . . . . .         3,305                                   6,943
62   CAPITAL PARK REAL ESTATE SERVICES INC.
       (FKA HUTTON RE SERVICES XII)   . . . . . . . . . . . . . .         6,443                                   6,789
63   ROBINSON HUMPHREY ASSOC  . . . . . . . . . . . . . . . . . .                                                 6,771
64   HUTTON TECH SERVICE I  . . . . . . . . . . . . . . . . . . .         4,770                                   6,360
65   XEBEC TECHNOLOGY INC. (FKA EFH TECHNOLOGY INC)   . . . . . .         4,707                                   6,322
66   MORTGAGE CAPITAL INC   . . . . . . . . . . . . . . . . . . .                                                 5,922
67   INTERSTATE ORLANDO INC. (FKA R-H ORLANDO)  . . . . . . . . .           336                                   4,680
68   HRH 1 INC  . . . . . . . . . . . . . . . . . . . . . . . . .         2,904                                   4,627
69   HUTTON GUARANTY  . . . . . . . . . . . . . . . . . . . . . .                                                 4,458
70   HUTTON ASSET MANAGEMENT  . . . . . . . . . . . . . . . . . .         4,269                                   4,269
71   R-H EMERSON  . . . . . . . . . . . . . . . . . . . . . . . .           586                                   3,566
72   OPHTHALMIC RESEARCH SERVICES II INC.
       (FKA HUTTON OPTH RES SVCS II)  . . . . . . . . . . . . . .         3,296                                   3,296
73   HEI CORPORATION  . . . . . . . . . . . . . . . . . . . . . .         2,473                                   2,622
74   SPECIAL MEDIA INC. (FKA HUTTON MEDIA INC)  . . . . . . . . .         1,663                                   2,594
75   HUTTON HISTORIC PROP   . . . . . . . . . . . . . . . . . . .         2,064                                   2,506
76   LAUREL CENTRE INC. (FKA SHEARSON LAUREL INC)   . . . . . . .         2,061                                   2,061
77   REAL ESTATE EQUITY PARTNERS INC
       (FKA HUTTON RE EQUITY PARTNERS)  . . . . . . . . . . . . .         1,655                                   1,896
78   CHP REAL ESTATE SERVICES INC. (FKA HUTTON RE SERVICES X)   .         1,258                                   1,851
79   SHEARSON TEXAS INV CORP VI   . . . . . . . . . . . . . . . .         1,849                                   1,849
80   EXPLORATION SERVICES INC. (FKA HUTTON (W.V.) EXPL SVCS)  . .         1,238                                   1,760
81   MANUFACTURING HOUSING COMM I INC.
       (FKA HUTTON MANUF HOUS COMM I)   . . . . . . . . . . . . .         1,227                                   1,759
82   MANUFACTURING HOUSING SERVICES INC.
       (FKA HUTTON MANUF HOUS SVCS)   . . . . . . . . . . . . . .         1,250                                   1,753

                                                                                                     YEARS IN WHICH LOSSES AROSE
                                                                                                ------------------------------------
                                                                                    Federal
     SUBSIDIARY NAME                                                                Tax I.D.#      12/31/86    12/31/87     12/31/88
     -------------------------------------------------------------------------------------------------------------------------------
 83  AIRCRAFT DEPOSITARY INC.(FKA HUTTON AIRCRAFT DEPOSITARY INC)   . . . . . . . . 84-1055926                       86           84
 84  LEHMAN CMO INC (FKA SHEARSON LEHMAN CMO)   . . . . . . . . . . . . . . . . . . 77-2022794
 85  SHEARSON SOUTH OLIVE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3497750
 86  COMMERCE SQUARE CORP (FKA SHEARSON MONROE STREET)  . . . . . . . . . . . . . . 15-3500399
 87  SHEARSON SUNBELT PROP XI   . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3055640
 88  SM6 LONESTAR PROPERTIES INC. (FKA SHEARSON LONESTAR PROP XII)  . . . . . . . . 13-3113165
 89  SM7 APARTMENT INVESTORS INC. (FKA SHEARSON APARTMENT INV XIV)  . . . . . . . . 13-3157245
 90  AREA ASSIGNOR CORP (FKA HUTTON/AREA ASSIGNOR)  . . . . . . . . . . . . . . . . 11-2772115                      229          381
 91  AREA DEPOSITARY CORP (FKA HUTTON/AREA DEPOS)   . . . . . . . . . . . . . . . . 11-2772114                      207          381
 92  EIP HOLDINGS INC (FKA HUTTON EIP HOLDINGS, INC.)   . . . . . . . . . . . . . . 11-2875995                                    46
 93  DRA MANAGEMENT INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16-1131994                                   174
 94  ETHANOL SERVICES INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3148091           69          18           21
 95  POLARIS INDUSTRIES HOLD  . . . . . . . . . . . . . . . . . . . . . . . . . . . 11-2880725                                    55
 96  CA VICTORY INC. (FKA SHEARSON/VICTORY INC)   . . . . . . . . . . . . . . . . . 13-3460807
 97  HUTTON CREDIT PROP   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11-2868796                                    22
 98  BURLINGTON INVESTORS INC   . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3320851
 99  ROCKHILL INVESTORS INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3347432
100  STAMFORD REAL ESTATE CORP  . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3237146
101  HRH DEPOSITARY INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11-2832000                       30          241
102  LIBERTY GP II INC. (FKA SHEARSON LIBERTY II INC)   . . . . . . . . . . . . . . 13-3457047
103  SM4 REAL ESTATE INVESTORS INC. (FKA SHEARSON RE INVESTORS X)   . . . . . . . . 13-3046179
104  REAL ESTATE INVESTORS INC. (FKA HUTTON REAL ESTATE INV)  . . . . . . . . . . . 11-2859752
105  LIBERTY GP INC. (FKA SHEARSON LIBERTY/GP)  . . . . . . . . . . . . . . . . . . 13-3544543
106  STAMFORD TOWERS INC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3351803
107  NOVACORP/GP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3312326
108  FREEDOM GP INC (FKA SHEARSON FREEDOM INC)  . . . . . . . . . . . . . . . . . . 13-3544607
109  UNION SQUARE GP/CORP (FKA SHEARSON UNION SQ/GP)  . . . . . . . . . . . . . . . 13-3355700
110  REGIONAL MALLS INC. (FKA SHEARSON REG MALLS DEPOS)   . . . . . . . . . . . . . 13-3452131
111  CA VICTORY INC (FKA SHEARSON/VICTORY ASSIGNOR)   . . . . . . . . . . . . . . . 13-3460805
112  SENIOR INCOME DEPOSITARY INC. (FKA SL SENIOR DEPOSITARY CORP)  . . . . . . . . 13-3377755
113  MANHATTAN BEACH COMM'L PROP III DEPOS. INC. (FKA SL COMM PROP DEPOS III)   . . 13-3422993
114  SL CABLE SERVICES II INC . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3462862
115  CG ZERO COUPON DEPOSITARY CORP (FKA SHEARSON ZERO COUP DEPOS)  . . . . . . . . 13-3372169
116  UNION SQUARE DEPOSITARY CORP (FKA SHEARSON UNION SQ DEPOS)   . . . . . . . . . 13-3429423
117  PRIN GROWTH MORT INV DEPOS   . . . . . . . . . . . . . . . . . . . . . . . . . 13-3484490
118  STAMFORD TOWERS DEPOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3370390
119  MALIBU CANYON INC. (FKA SHEARSON/MALIBU CANYON INC)  . . . . . . . . . . . . . 13-3312317
120  EHP DEPOSITARY CORP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3429405
121  WARREN ATLANTIC INC (FKA SLH ATLANTIC)   . . . . . . . . . . . . . . . . . . . 13-3510236
122  MIDWEST CENTERS DEPOSITARY INC. (FKA SHEARSON ESC CORP)  . . . . . . . . . . . 13-3377756
123  HERITAGE PARK INC. (FKA SHEARSON HERITAGE PARK II)   . . . . . . . . . . . . . 13-3386611
124  CA CLAREMONT INC. (FKA SLH CLAREMONT INC)   .. . . . . . . . . . . . . . . . . 13-3499597
125  SHEARSON CAPITAL PRESERV. & RESTRUCT. (FKA SHEARSON GROWTH PART II)  . . . . . 13-3544545
126  LAUREL CENTRE DEPOSITARY   . . . . . . . . . . . . . . . . . . . . . . . . . . PENDING
127  SHEARSON PARTIC PART   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3555155
128  PRINCIPAL GROWTH DEPOS   . . . . . . . . . . . . . . . . . . . . . . . . . . . PENDING
129  AMERICAN ENTERTAINMENT DEPOSITARY CORP (FKA SHEARSON ENTER DEPOS)  . . . . . . 13-3341422
130  PDF 86 DEPOSITARY CORP (FKA SLB DEPOSITARY INC)  . . . . . . . . . . . . . . . 13-3364047
131  AMERICAN ENTERTAINMENT DEPOS CORP II (FKA SL ENTER DEPOS CORP II)  . . . . . . 13-3429426
132  MEDICAL OFFICE PROPERTIES DEPOSITARY INC. (FKA SL COMMERCIAL PROP DEPOS)   . . 95-4201219
133  WARNER CENTER INC. (FKA SHEARSON WARNER CENTER INC)  . . . . . . . . . . . . . 13-3318686
134  NJ SOMERSET INC (FKA SLH SOMERSET INC)   ... . . . . . . . . . . . . . . . . . 13-3499606
135  LAJOLLA GP INC. (FKA SHEARSON LAJOLLA)   . . . . . . . . . . . . . . . . . . . 13-3377757
136  TEXAS SELF STORAGE INC. (FKA SHEARSON SELF STORAGE INC.)   . . . . . . . . . . 13-3046543
137  PACIFIC VILLAGE INC. (FKA SHEARSON PACIFIC VILLAGE)  . . . . . . . . . . . . . 13-3347393
138  PROMETHEUS II INC. (FKA SL PROMETHEUS II)  . . . . . . . . . . . . . . . . . . 13-3312320
139  PLAYA BLANCA INC. (FKA SHEARSON PLAYA BLANCA INC)   .. . . . . . . . . . . . . 13-3429119
140  CREEKSIDE INC (FKA SHEARSON CREEKSIDE)   . . . . . . . . . . . . . . . . . . . 13-3334623
141  HERITAGE PARK INC. (FKA SHEARSON HERITAGE PARK INC)  . . . . . . . . . . . . . 13-3300619
142  PROMETHEUS GP INC. (FKA SL PROMETHEUS I)   . . . . . . . . . . . . . . . . . . 13-3288629
143  INDIAN OAKS INC. (FKA SHEARSON INDIAN OAKS)  . . . . . . . . . . . . . . . . . 13-3300611
144  SL/AE REALTY INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-2690773
145  CAMDEN MANAGEMENT CORP   . . . . . . . . . . . . . . . . . . . . . . . . . . . 16-1058737
146  KM-1 REAL ESTATE COMPANY VII (FKA SHEARSON RE COMPANY VII)   . . . . . . . . . 13-3039688
147  LEHMAN ABS CORP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3447441
148  BEVERLY HILLS PROPERTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3593558
149  FOSTER & MARSHALL LEASING  . . . . . . . . . . . . . . . . . . . . . . . . . . 91-1137125
150  SL MONUMENT CIRCLE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-3297843
151  SHEARSON CELLULAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    "  "
152  SLM SERIES TWO DEPOS   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    "  "
153  SHEARSON RESIDUALS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    "  "
154  SL TLC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    "  "                                  241,503
                                                                                                  ----------------------------------
                                                                                                  1,652,520   1,355,769    8,658,210
                                                                                                  ==================================

                                                                                     YEARS IN WHICH LOSSES AROSE
                                                                                   -------------------------------
                                                                                                                            TOTAL
                                                                                                                    REPORTED NOLS
     SUBSIDIARY NAME                                                                8/9/90  12/31/90   12/31/92   AS OF 12/31/93
- ------------------------------------------------------------------------------------------------------------------------------------
 83  AIRCRAFT DEPOSITARY INC.(FKA HUTTON AIRCRAFT DEPOSITARY INC)   . . . . . . . .      1,567                                 1,736
 84  LEHMAN CMO INC (FKA SHEARSON LEHMAN CMO)   . . . . . . . . . . . . . . . . . .      1,729                                 1,729
 85  SHEARSON SOUTH OLIVE   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,729                                 1,729
 86  COMMERCE SQUARE CORP (FKA SHEARSON MONROE STREET)  . . . . . . . . . . . . . .      1,703                                 1,703
 87  SHEARSON SUNBELT PROP XI   . . . . . . . . . . . . . . . . . . . . . . . . . .      1,673                                 1,673
 88  SM6 LONESTAR PROPERTIES INC. (FKA SHEARSON LONESTAR PROP XII)  . . . . . . . .      1,673                                 1,673
 89  SM7 APARTMENT INVESTORS INC. (FKA SHEARSON APARTMENT INV XIV)  . . . . . . . .      1,673                                 1,673
 90  AREA ASSIGNOR CORP (FKA HUTTON/AREA ASSIGNOR)  . . . . . . . . . . . . . . . .      1,048                                 1,658
 91  AREA DEPOSITARY CORP (FKA HUTTON/AREA DEPOS)   . . . . . . . . . . . . . . . .      1,044                                 1,632
 92  EIP HOLDINGS INC (FKA HUTTON EIP HOLDINGS, INC.)   . . . . . . . . . . . . . .      1,433                                 1,479
 93  DRA MANAGEMENT INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,240                                 1,415
 94  ETHANOL SERVICES INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,234                                 1,342
 95  POLARIS INDUSTRIES HOLD  . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,234                                 1,289
 96  CA VICTORY INC. (FKA SHEARSON/VICTORY INC)   . . . . . . . . . . . . . . . . .      1,260                                 1,260
 97  HUTTON CREDIT PROP   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,234                                 1,256
 98  BURLINGTON INVESTORS INC   . . . . . . . . . . . . . . . . . . . . . . . . . .      1,233                                 1,233
 99  ROCKHILL INVESTORS INC   . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,233                                 1,233
100  STAMFORD REAL ESTATE CORP  . . . . . . . . . . . . . . . . . . . . . . . . . .      1,233                                 1,233
101  HRH DEPOSITARY INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        827                                 1,098
102  LIBERTY GP II INC. (FKA SHEARSON LIBERTY II INC)   . . . . . . . . . . . . . .      1,085                                 1,085
103  SM4 REAL ESTATE INVESTORS INC. (FKA SHEARSON RE INVESTORS X)   . . . . . . . .        874                                   874
104  REAL ESTATE INVESTORS INC. (FKA HUTTON REAL ESTATE INV)  . . . . . . . . . . .        810                                   810
105  LIBERTY GP INC. (FKA SHEARSON LIBERTY/GP)  . . . . . . . . . . . . . . . . . .        727                                   727
106  STAMFORD TOWERS INC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        659                                   659
107  NOVACORP/GP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        652                                   652
108  FREEDOM GP INC (FKA SHEARSON FREEDOM INC)  . . . . . . . . . . . . . . . . . .        538                                   538
109  UNION SQUARE GP/CORP (FKA SHEARSON UNION SQ/GP)  . . . . . . . . . . . . . . .        383                                   383
110  REGIONAL MALLS INC. (FKA SHEARSON REG MALLS DEPOS)   . . . . . . . . . . . . .        377                                   377
111  CA VICTORY INC (FKA SHEARSON/VICTORY ASSIGNOR)   . . . . . . . . . . . . . . .        377                                   377
112  SENIOR INCOME DEPOSITARY INC. (FKA SL SENIOR DEPOSITARY CORP)  . . . . . . . .        377                                   377
113  MANHATTAN BEACH COMM'L PROP III DEPOS. INC. (FKA SL COMM PROP DEPOS III)   . .        377                                   377
114  SL CABLE SERVICES II INC . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
115  CG ZERO COUPON DEPOSITARY CORP (FKA SHEARSON ZERO COUP DEPOS)  . . . . . . . .        377                                   377
116  UNION SQUARE DEPOSITARY CORP (FKA SHEARSON UNION SQ DEPOS)   . . . . . . . . .        377                                   377
117  PRIN GROWTH MORT INV DEPOS   . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
118  STAMFORD TOWERS DEPOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
119  MALIBU CANYON INC. (FKA SHEARSON/MALIBU CANYON INC)  . . . . . . . . . . . . .        377                                   377
120  EHP DEPOSITARY CORP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
121  WARREN ATLANTIC INC (FKA SLH ATLANTIC)   . . . . . . . . . . . . . . . . . . .        377                                   377
122  MIDWEST CENTERS DEPOSITARY INC. (FKA SHEARSON ESC CORP)  . . . . . . . . . . .        377                                   377
123  HERITAGE PARK INC. (FKA SHEARSON HERITAGE PARK II)   . . . . . . . . . . . . .        377                                   377
124  CA CLAREMONT INC. (FKA SLH CLAREMONT INC)    . . . . . . . . . . . . . . . . .        377                                   377
125  SHEARSON CAPITAL PRESERV. & RESTRUCT. (FKA SHEARSON GROWTH PART II)  . . . . .        377                                   377
126  LAUREL CENTRE DEPOSITARY   . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
127  SHEARSON PARTIC PART   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
128  PRINCIPAL GROWTH DEPOS   . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
129  AMERICAN ENTERTAINMENT DEPOSITARY CORP (FKA SHEARSON ENTER DEPOS)  . . . . . .        377                                   377
130  PDF 86 DEPOSITARY CORP (FKA SLB DEPOSITARY INC)  . . . . . . . . . . . . . . .        377                                   377
131  AMERICAN ENTERTAINMENT DEPOS CORP II (FKA SL ENTER DEPOS CORP II)  . . . . . .        377                                   377
132  MEDICAL OFFICE PROPERTIES DEPOSITARY INC. (FKA SL COMMERCIAL PROP DEPOS)   . .        377                                   377
133  WARNER CENTER INC. (FKA SHEARSON WARNER CENTER INC)  . . . . . . . . . . . . .        377                                   377
134  NJ SOMERSET INC (FKA SLH SOMERSET INC)   . . . . . . . . . . . . . . . . . . .        377                                   377
135  LAJOLLA GP INC. (FKA SHEARSON LAJOLLA)   . . . . . . . . . . . . . . . . . . .        352                                   352
136  TEXAS SELF STORAGE INC. (FKA SHEARSON SELF STORAGE INC.)   . . . . . . . . . .        352                                   352
137  PACIFIC VILLAGE INC. (FKA SHEARSON PACIFIC VILLAGE)  . . . . . . . . . . . . .        352                                   352
138  PROMETHEUS II INC. (FKA SL PROMETHEUS II)  . . . . . . . . . . . . . . . . . .        352                                   352
139  PLAYA BLANCA INC. (FKA SHEARSON PLAYA BLANCA INC)  . . . . . . . . . . . . . .        352                                   352
140  CREEKSIDE INC (FKA SHEARSON CREEKSIDE)   . . . . . . . . . . . . . . . . . . .        352                                   352
141  HERITAGE PARK INC. (FKA SHEARSON HERITAGE PARK INC)  . . . . . . . . . . . . .        352                                   352
142  PROMETHEUS GP INC. (FKA SL PROMETHEUS I)   . . . . . . . . . . . . . . . . . .        352                                   352
143  INDIAN OAKS INC. (FKA SHEARSON INDIAN OAKS)  . . . . . . . . . . . . . . . . .        352                                   352
144  SL/AE REALTY INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        352                                   352
145  CAMDEN MANAGEMENT CORP   . . . . . . . . . . . . . . . . . . . . . . . . . . .        292                                   292
146  KM-1 REAL ESTATE COMPANY VII (FKA SHEARSON RE COMPANY VII)   . . . . . . . . .        248                                   248
147  LEHMAN ABS CORP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        194                                   194
148  BEVERLY HILLS PROPERTIES   . . . . . . . . . . . . . . . . . . . . . . . . . .         80                                    80
149  FOSTER & MARSHALL LEASING  . . . . . . . . . . . . . . . . . . . . . . . . . .         72                                    72
150  SL MONUMENT CIRCLE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,955                                 3,955
151  SHEARSON CELLULAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
152  SLM SERIES TWO DEPOS   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        377                                   377
153  SHEARSON RESIDUALS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        705                                   705
154  SL TLC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                          241,503
                                                                                    ------------------------------------------------
                                                                                    14,655,161 4,662,433  3,666,295       34,650,388
                                                                                    ================================================

[LOGO]

                                                                       Exhibit A
                                                                 TAX INSTRUCTION

Subject:                                           Issue Date:                       Number:
                 State Income Tax Allocation                          1-1-84                       400
Issued by:                                         Effective Date:                   Page:
                 Corporate Tax Department                             1-1-84                       1 Of 3





     Introduction

          American Express Company (Parent) and certain of its subsidiaries, U.S. and foreign, file combined state income tax returns and pay the related taxes in those states requiring combined filing. Because of the differing levels of business activity of the subsidiaries in these states, the tax liability of the Amexco group, after application of apportionment factors, will be different from the sum of the stand-alone liability of the subsidiaries included in the combined return. Therefore, the establish a fair distribution of the state tax expense related to combined returns, and to reflect such distribution in the actual tax payments, the following policy guidelines are to be followed to ensure the above goals.

Segment Affected:   All

Definitions

I.   Unit:     A directly owned subsidiary of American Express Company,
               together with all subsidiaries (U.S. and foreign) of such directly owned subsidiary.

Instructions

A. These guidelines apply only to tax liability and payments associated with states or localities that require combined tax return flings by Parent and its Units. Other state and local tax liabilities and payments will continue to be set up and paid under existing procedures.

B. All combined tax liabilities will be allocated among Parent and the Units based on the stand-alone liability (after giving effect to all stand-alone apportionment factors) of Parent and the Units. See Exhibit I for an example of such allocation.

C. To the extent a Unit ha no stand-alone tax liability (due to operating loss carryovers that are used in the combined return, etc.). it will not be included in the tax allocations calculation, nor receive any financial statement or cash benefit. (See Exhibit I).

[LOGO]


                                                                 TAX INSTRUCTION

Subject:                                           Issue Date:                       Number:
                 State Income Tax Allocation                          1-1-84                       400
Issued by:                                         Effective Date:                   Page:
                 Corporate Tax Department                             1-1-84                       2 Of 3





D. The quarterly estimated tax payments will be calculated by the Corporate Tax Department and will be based upon information supplied by the Units. To the extent a payment is made by Parent to the taxing authority, reimbursement from the Units will be made pursuant to the Section B calculation as applied to the information utilized to make the quarterly combined return estimated tax calculation. Payment by the Units to Parent is due upon billing.

E. For purposes of monthly tax accruals prior to the first estimated tax payment calculation, the Units should accrue based upon budgeted tax liability. The Corporate Tax Department will compute the budgeted tax liability and perform the tax allocation calculation and notify the Units of the required accrual in sufficient time to be recorded on the books of account. The remaining monthly accruals will be based upon the estimated tax calculations. Each Unit should be accruing based upon the tax rate to which the combined group is subject even though the individual unit would have been subject to a different rate on a stand-alone basis.

F. Upon the filing of the combined return, the final allocation will be calculated by the Corporate Tax Department and final billing of the Units will occur. Settlements of all payments due to Parent are due upon billing.

G. Any tax payment due as a result of an audit adjustment or an amended return filing will be billed to the Units whose operations gave rise to the adjustment or amended return. To the extent the adjustment or amended return item(s) can not be attributed to a specific Unit or Units, the additional tax liability will be allocated pro-rata to the Units who were included in the original allocation calculation for the taxable year. The above guidelines will also apply to reductions in tax liability. Interest expense/income associated with these payments will also be allocated in a similar manner.

H. Nothing in these guidelines is to be interpreted as policy for allocation of liability or payment among the Unit subsidiaries. Such "second level" allocation may be carried out pursuant to Unit guidelines.

I. The Units will continue to be responsible for the financial statement presentation of the taxes as they apply to the Unit.

J. The responsibility for interpreting these guidelines lies with the Vice President - Taxes in the Corporate Tax Department.

[LOGO]


                                                                 TAX INSTRUCTION

Subject:                                           Issue Date:                       Number:
                 State Income Tax Allocation                          1-1-84                       400
Issued by:                                         Effective Date:                   Page:
                 Corporate Tax Department                             1-1-84                       3 Of 3





                   COMBINED STATE/LOCAL TAX ALLOCATION POLICY

                 EXAMPLE OF CALCULATION DESCRIBED IN SECTION B



                          Stand-Alone                                                             Combined
Unit                       Liability                                                             Liability
- ----                       ---------                                                             ---------
TRS                            100
Bank                           -0-
Insurance                     (150)
Investment                     600
IDS                             50
Other                         (200)
                             -----
  Total                        400                                                                 300
                             =====                                                                 ===

                        ALLOCATION OF COMBINED LIABILITY



                          Stand-Alone                                                            Allocated
Units                      Liability                               %                             Liability
- -----                      ---------                               -                             ---------
TRS                            100                                13.3                              39.0
Investment                     600                                80.0                             240.0
IDS                             50                                 6.7                              20.1
                               ---                               -----                             -----
                               750                               100.0                             300.0
                               ===                               =====                             =====

                                                                       Exhibit B



             DEPARTMENT OF THE TREASURY - INTERNAL REVENUE SERVICE

                    CLOSING AGREEMENT ON FINAL DETERMINATION
                           COVERING SPECIFIC MATTERS




     Under section 7121 of the Internal Revenue Code of 1986, as amended (the "Code"), American Express Company ("Amex"), a Delaware corporation with its principal place of business at American Express Tower, World Financial Center, New York, New York, EIN 13-4922250; Lehman Brothers Holdings Inc. ("Lehman"), a Delaware corporation with its principal place of business at American Express Tower, World Financial Center, New York, New York, EIN 13-3216325; and the Commissioner of Internal Revenue (the "Commissioner") hereby make the following closing agreement (the "Closing Agreement") based on the representations made by Amex and Lehman in paragraphs one through twenty four:

     WHEREAS:

     (1)  Lehman was until May 31, 1994 a wholly-owned subsidiary of Amex.

     (2) Lehman Brothers Inc. ("LBI"), EIN 13-2518466, a Delaware corporation, is a wholly-owned subsidiary of Lehman.

     (3) LBI has operated or currently operates branches in Belgium, Chile, France. Germany, Holland, Monaco, Singapore, Spain, Switzerland, Taiwan and the U.K. LBI's branches are engaged in the securities business.

     (4) Lehman Brothers Japan Inc. ("LBJ"), EIN 13-3348105, a Delaware corporation, is a wholly owned subsidiary of Lehman.

     (5) LBJ operates a branch in Japan which is engaged in the securities business.

     (6) Lehman Brothers Europe Inc. ("Europe Inc."), EIN 13-2989628, a Delaware corporation, is a wholly owned subsidiary of LBI.

     (7) Europe Inc. has operated or currently operates branches in Bahrain, Belgium, Dubai, France, Greece, Kuwait, Lebanon and Switzerland. Europe Inc.'s branches are engaged in the securities business.

     (8) Amex and the members of the affiliated group of which it is the common parent (the "Amex Group") are calendar year taxpayers for Federal income tax purposes.

     (9) Amex and Lehman, together with their affiliates, filed a consolidated federal income tax return for the period January 1 to May 14, 1987.

     (10) On May 15, 1987, Lehman ceased to be a member of the Amex Group.

     (11) Lehman, together with its affiliates (the "Lehman Group"), filed a separate U.S. tax return for the period of May 15 to December 31, 1987.

     (12) Certain foreign branches of LBI, LBJ and Europe Inc. (the "Branches") incurred net operating losses in 1987 totaling $26,317,938 (see Schedule A). Of this amount, $5,217,648 was included on the Federal income tax return of the Amex Group, filed for the period January 1 to May 14, 1987, and $21,100,290 was included on the Federal income tax return of the Lehman Group, filed for the period May 15 to December 31, 1987. The Lehman Group had a net operating loss in its taxable year ending December 31, 1987.

     (13) Amex timely filed the certification required under Treas.  Regs.
          Section 1.1503-2A(d)(3) (the "Certification") for the Branches'
          1987 net operating losses incurred for the period January 1 to May 14, 1987 and Lehman timely filed the Certification for the Branches' net operating losses incurred for the period May 15 to December 31, 1987.

     (14) In 1988, the Branches incurred net operating losses of $14,554,614, which were included on the 1988 Federal consolidated income tax return of the Lehman Group (see Schedule B). The Lehman Group had a net operating loss in 1988. Lehman timely filed the Certification for the Branches' 1988 losses.

     (15) In 1989, the Branches incurred net operating losses of $992,001 which were included on the 1989 Federal consolidated income tax return of the Lehman Group (see Schedule C). Lehman timely filed the Certification for the Branches' 1989 losses.

     (16) On August 10, 1990, Lehman rejoined the Amex Group.

     (17) The Branches incurred net operating losses in 1990 of $9,976,281 (see Schedule D). Of this amount, $1,034,069 was included on the Federal income tax return of the Lehman Group, filed for the period January 1 to August 9, 1990, and $8,942,212 was included on the Federal income tax return of the Amex Group, filed for the period August 10 to December 31, 1990.

     (18) Lehman timely filed the Certification for the Branches' net operating losses incurred for the period of January 1 to August 9, 1990 and Amex timely filed the Certification for the Branches' net operating losses incurred for the period August 10 to December 31, 1990.

     (19) In 1991, the Branches incurred net operating losses of $11,430,679 (see Schedule E) which were included on the Federal income tax return of the Amex Group. Amex timely filed the Certification for the Branches' 1991 losses.

     (20) In 1992, the Branches incurred net operating losses of $7,705,468 (see Schedule F) which were included on the Federal income tax return of the Amex Group. Amex timely filed the Certification for the Branches' 1992 losses and also timely filed the election and agreement described in Treas. Reg. Section 1.1503-2(g)(2) with respect to the losses.

     (21) As of the date of this Closing Agreement, the amount of net operating losses incurred by the Branches for the 1993 taxable year has not as yet been determined. If the Branches incur net operating losses for 1993, Amex intends to file the election and agreement described in Treas. Reg. Section 1.1503-2(g)(2).

     (22) On May 31, 1994 (the "Spin-off Date"), Amex distributed pro rata to its shareholders all of its Common Stock in Lehman in a transaction intended to qualify as a tax-free spin-off under Sec. 355 (the "Spin-off").

     (23) As of the date of this Closing Agreement, the amount of net operating losses incurred by the Branches for the 1994 taxable year ending on the Spin-off Date has not as yet been determined. If the Branches incur net operating losses for the taxable year ending on the Spin-off Date, Amex intends to file the election and agreement described in Treas. Reg. Section 1.1503-2(g)(2) with respect to such period.

     (24) Amex has made the election described in Treas. Reg. Section 1.1503-2(h)(2)(ii) to replace all Certifications filed with respect to the Branches with an agreement described in Treas. Reg. Section 1.1503-2(g)(2)(i).

     NOW THEREFORE, Amex, Lehman, and the Commissioner agree that for Federal income tax purposes:

     (1)  The Branches have been separate units as defined in Treas. Reg.
          Section 1.1503-2(c)(3)(A) at all times since December 31, 1986.

     (2) The disaffiliation of Lehman from the Amex Group shall not be considered a triggering event and the following losses shall not be subject to recapture under Treas. Reg. Section 1.1503-2(g)(2)(vii), except as provided in paragraph (3) below:

          (a) the net operating losses incurred by the Branches in 1987 in the amount of $26,317,938;

          (b) the net operating losses incurred by the Branches in 1988 in the amount of $14,554,614;

          (c) the net operating losses incurred by the Branches in 1989 in the amount of $992,001;

          (d) the net operating losses incurred by the Branches in 1990 in the amount of $9,976,281;

          (e) the net operating losses incurred by the Branches in 1991 in the amount of $11,430,679;

          (f) the net operating losses incurred by the Branches in 1992 in the amount of $7,705,468;

          (g) the net operating losses, if any, incurred by the Branches in 1993;

          (h) the net operating losses, if any, incurred by the Branches in 1994 through the Spin-off Date;

          provided, however. that if the amount of any of the foregoing losses (the "Branch Losses") is adjusted by the Internal Revenue Service, judicial authority or otherwise in a final determination of taxes of such periods, the provisions of this Closing Agreement shall apply mutatis mutandis to such final, adjusted loss amounts.

     (3) The Amex Group and the Lehman Group shall be jointly and severally liable for the total amount of any recapture of the Branch Losses required by Treas. Reg. Section 1.1503-2(g)(2)(vii)(A)(1), plus the interest charge described in Treas. Reg. Section 1.1503-2(g)(2)(vii)(A)(2), if there is a triggering event described in Treas. Reg. Section 1.1503-2(g)(2)(iii) occuring on or after the Spin-off Date.

     (4) The Lehman Group shall treat any potential recapture amount under Treas. Reg. Section 1.1503-2(g)(2)(vii) as unrealized built-in gain for purposes of Section 384(a) of the Code, subject to any applicable exceptions thereunder.

     (5)  The Lehman Group shall file an agreement described in Treas.  Reg.

Section 1.1503-2(g)(2)(i) with its timely filed income tax return for 1994, signed under penalties of perjury by the person who signs the tax return of the Lehman Group.

     This Closing Agreement is final and conclusive except that: (a)the matter it relates to may be reopened in the event of fraud, malfeasance, or misrepresentation of material fact; (b)it is subject to the Code sections that expressly provide that effect be given to their provisions (including any stated exception for Code Section 7122) notwithstanding any other law or rule of law; and (c)if it relates to a tax period ending after the date of this Closing Agreement, it is subject to any law, enacted after that date, that applies to that tax period.

     By signing, the parties signify that they have read and agreed to the terms of this document.



Signed this ____ day of_____________, 1994.


                              AMERICAN EXPRESS COMPANY

                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

                              LEHMAN BROTHERS HOLDINGS INC.

                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

                              COMMISSIONER OF INTERNAL REVENUE

                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

Lehman Brothers Holdings Inc.                   Schedule A
Certified Branch Losses
            1987

                  Company                     Country                1st Period           2nd Period                 Total
                                                                                                                   Per Branch
 Lehman Brothers Inc. - Brussels              Belgium                                                                        0
 Lehman Brothers Inc. - Santiago              Chile                                          (385,920)                (385,920)
 Lehman Brothers Inc. - Paris                 France                                                                         0
 Lehman Brothers Inc. - Frankfurt             Germany                                         (71,458)                 (71,458)
 Lehman Brothers Inc. - Hamburg               Germany                                        (880,249)                (880,249)

 Lehman Brothers Inc. - Amsterdam             Holland                                                                        0
 Lehman Brothers Inc. - Monte Carlo           Monaco                                       (3,211,150)              (3,211,150)

 Lehman Brothers Inc.                         Singapore                                                                      0

 Lehman Brothers Inc. - Madrid                Spain                                                                          0
 Lehman Brothers Inc. - Zurich                Switzerland                                                                    0

 Lehman Brothers Inc. - Lausanne              Switzerland                                                                    0
 Lehman Brothers Inc. - Geneva                Switzerland                                                                    0

 Lehman Brothers Inc. - Basle                 Switzerland              (35,369)               (49,800)                 (85,169)

 Lehman Brothers Inc.                         Taiwan                                                                         0
 Lehman Brothers Inc. - Commodity               UK                                         (2,882,576)              (2,882,576)

 Lehman Brothers Inc.                           UK                                           (676,349)                (676,349)
 -----------------------------------                                ----------            -----------              -----------
              Sub - Total                                              (35,369)            (8,157,502)              (8,192,871)
 -----------------------------------                                ----------            -----------              -----------

 Lehman Brothers Japan Inc.                   Japan                 (5,182,279)           (12,942,788)             (18,125,067)
 -----------------------------------                                ----------            -----------              -----------
              Sub - Total                                           (5,182,279)           (12,942,788)             (18,125,067)
 -----------------------------------                                ----------            -----------              -----------


 Lehman Brothers Europe Inc.                  Bahrain                                                                        0
 Lehman Brothers Europe Inc. - Brussels       Belgium                                                                        0
 Lehman Brothers Europe Inc.                   Dubai                                                                         0
 Lehman Brothers Europe Inc. - Paris           France                                                                        0
 Lehman Brothers Europe Inc. - Athens          Greece                                                                        0
 Lehman Brothers Europe Inc.                   Kuwait                                                                        0
 Lehman Brothers Europe Inc. - Beirut          Lebanon                                                                       0
 Lehman Brothers Europe Inc. - Geneva          Switzerland                                                                   0
 ------------------------------------                               ----------            -----------              -----------
             Sub - Total                                                    0                      0                        0
 ------------------------------------                               ----------            -----------              -----------


 ------------------------------------                               ----------            -----------              -----------
              Total Per Year                                        (5,217,648)           (21,100,290)             (26,317,938)
 ------------------------------------                               ----------            -----------              -----------

Lehman Brothers Holdings Inc.                                  Schedule B
Certified Branch Losses
            1988




                  Company                            Country                  1988
 Lehman Brothers Inc. - Brussels                     Belgium                   (1,314,637)
 Lehman Brothers Inc. - Santiago                      Chile
 Lehman Brothers Inc. - Paris                        France                    (2,499,148)
 Lehman Brothers Inc. - Frankfurt                    Germany                     (331,558)
 Lehman Brothers Inc. - Hamburg                      Germany                     (414,519)
 Lehman Brothers Inc. - Amsterdam                    Holland                     (440,869)
 Lehman Brothers Inc. - Monte Carlo                  Monaco
 Lehman Brothers Inc.                               Singapore
 Lehman Brothers Inc. - Madrid                        Spain
 Lehman Brothers Inc. - Zurich                     Switzerland
 Lehman Brothers Inc. - Lausanne                   Switzerland
 Lehman Brothers Inc. - Geneva                     Switzerland
 Lehman Brothers Inc. - Basle                      Switzerland
 Lehman Brothers Inc.                                Taiwan
 Lehman Brothers Inc. - Commodity                      UK
 Lehman Brothers Inc.                                  UK
                                                                               ----------
              Sub-Total                                                        (5,000,731)
 ------------------------------------                                          ----------
 Lehman Brothers Japan Inc.                           Japan                    (6,422,565)
                                                                               ----------
              Sub-Total                                                        (6,422,565)
 ------------------------------------                                          ----------

 Lehman Brothers Europe Inc.                         Bahrain                     (827,586)
 Lehman Brothers Europe Inc. - Brussels              Belgium                     (697,715)
 Lehman Brothers Europe Inc.                          Dubai                      (665,665)
 Lehman Brothers Europe Inc. - Paris                 France
 Lehman Brothers Europe Inc. - Athens                Greece                      (481,811)
 Lehman Brothers Europe Inc.                         Kuwait                             0
 Lehman Brothers Europe Inc. - Beirut                Lebanon                       (3,966)
 Lehman Brothers Europe Inc. - Geneva              Switzerland                   (454,575)

              Sub-Total                                                        (3,131,318)
 ------------------------------------                                          -----------
              Total Per Year                                                  (14,554,614)
 ------------------------------------                                         -----------

Lehman Brothers Holdings Inc.                 Schedule C
Certified Branch Losses
            1989




                  Company                            Country                      1989
 Lehman Brothers Inc. - Brussels                     Belgium
 Lehman Brothers Inc. - Santiago                      Chile
 Lehman Brothers Inc. - Paris                        France
 Lehman Brothers Inc. - Frankfurt                    Germany
 Lehman Brothers Inc. - Hamburg                      Germany
 Lehman Brothers Inc. - Amsterdam                    Holland                     (243,459)
 Lehman Brothers Inc. - Monte Carlo                  Monaco
 Lehman Brothers Inc.                               Singapore
 Lehman Brothers Inc. - Madrid                        Spain
 Lehman Brothers Inc. - Zurich                     Switzerland
 Lehman Brothers Inc. - Lausanne                   Switzerland
 Lehman Brothers Inc. - Geneva                     Switzerland
 Lehman Brothers Inc. - Basle                      Switzerland
 Lehman Brothers Inc.                                Taiwan
 Lehman Brothers Inc. - Commodity                      UK
 Lehman Brothers Inc.                                  UK
              Sub-Total                                                        (243,459)
 ------------------------------------                                            --------
 Lehman Brothers Japan Inc.                           Japan
              Sub-Total                                                               0
 ------------------------------------

 Lehman Brothers Europe Inc.                         Bahrain
 Lehman Brothers Europe Inc. - Brussels              Belgium
 Lehman Brothers Europe Inc.                          Dubai
 Lehman Brothers Europe Inc. - Paris                 France
 Lehman Brothers Europe Inc. - Athens                Greece                      (731,524)
 Lehman Brothers Europe Inc.                         Kuwait                           (67)
 Lehman Brothers Europe Inc. - Beirut                Lebanon                          (28)
 Lehman Brothers Europe Inc. - Geneva              Switzerland                    (16,923)
              Sub-Total                                                          (748,542)
 ------------------------------------                                            --------
              Total Per Year                                                     (992,001)
 ------------------------------------                                            --------

Lehman Brothers Holdings Inc.                          Schedule D
Certified Branch Losses
            1990


                  Company                            Country               1st Period           2nd Period               Total
                                                                                                                       Per Branch
 Lehman Brothers Inc. - Brussels                     Belgium                                                                    0
 Lehman Brothers Inc. - Santiago                      Chile                                                                     0
 Lehman Brothers Inc. - Paris                        France                                                                     0
 Lehman Brothers Inc. - Frankfurt                    Germany                                      (1,941,659)          (1,941,659)
 Lehman Brothers Inc. - Hamburg                      Germany                                                                    0
 Lehman Brothers Inc. - Amsterdam                    Holland                   (228,411)             (10,953)            (239,364)
 Lehman Brothers Inc. - Monte Carlo                  Monaco                                                                     0
 Lehman Brothers Inc.                               Singapore                                                                   0
 Lehman Brothers Inc. - Madrid                        Spain                                                                     0
 Lehman Brothers Inc. - Zurich                     Switzerland                 (564,799)            (812,453)          (1,377,252)
 Lehman Brothers Inc. - Lausanne                   Switzerland                                       (33,266)             (33,266)
 Lehman Brothers Inc. - Geneva                     Switzerland                                      (662,822)            (662,822)
 Lehman Brothers Inc. - Basle                      Switzerland                 (235,768)            (131,966)            (367,734)
 Lehman Brothers Inc.                                Taiwan                                                                    0
 Lehman Brothers Inc. - Commodity                      UK                                                                      0
 Lehman Brothers Inc.                                  UK                                                                      0
                                                                                                  ----------          ----------
              Sub-Total                                                    (1,028,978)          (3,593,119)         (4,622,097)
 ------------------------------------                                        ----------           ----------          ----------
 Lehman Brothers Japan Inc.                           Japan                                       (1,579,865)         (1,579,865)
                                                                             ----------           ----------          ----------
              Sub-Total                                                    (        0)          (1,579,865)         (1,579,865)
 ------------------------------------                                        ----------           ----------          ----------

 Lehman Brothers Europe Inc.                         Bahrain                     (5,091)              (3,064)             (8,155)
 Lehman Brothers Europe Inc. - Brussels              Belgium                                                                   0
 Lehman Brothers Europe Inc.                          Dubai                                       (1,050,970)         (1,050,970)
 Lehman Brothers Europe Inc. - Paris                 France                                       (2,715,194)         (2,715,194)
 Lehman Brothers Europe Inc. - Athens                Greece                                                                    0
 Lehman Brothers Europe Inc.                         Kuwait                                                                    0
 Lehman Brothers Europe Inc. - Beirut                Lebanon                                                                   0
 Lehman Brothers Europe Inc. - Geneva              Switzerland                                                                 0
              Sub-Total                                                        (5,091)          (3,769,228)         (3,774,319)
 ------------------------------------                                        ----------           ----------          ----------
              Total Per Year                                                 (1,034,069)          (8,942,212)         (9,976,281)
 ------------------------------------                                        ----------           ----------          ----------

Lehman Brothers Holdings Inc.
   Certified Branch Losses                                     Schedule E
            1991

           Company                              Country           1991
Lehman Brothers Inc. -- Brussels                Belgium
Lehman Brothers Inc. -- Santiago                 Chile
Lehman Brothers Inc. -- Paris                   France
Lehman Brothers Inc. -- Frankfurt               Germany
Lehman Brothers Inc. -- Hamburg                 Germany
Lehman Brothers Inc. -- Amsterdam               Holland
Lehman Brothers Inc. -- Monte Carlo             Monaco
Lehman Brothers Inc.                           Singapore        (437,476)
Lehman Brothers Inc. -- Madrid                   Spain
Lehman Brothers Inc. -- Zurich                Switzerland       (860,343)
Lehman Brothers Inc. -- Lausanne              Switzerland
Lehman Brothers Inc. -- Geneva                Switzerland
Lehman Brothers Inc. -- Basie                 Switzerland
Lehman Brothers Inc.                            Taiwan
Lehman Brothers Inc. -- Commodity                 UK
Lehman Brothers Inc.                              UK
          Sub-Total                                           (1,297,819)

Lehman Brothers Japan Inc.                       Japan       (10,076,262)
          Sub-Total                                          (10,076,262)

Lehman Brothers Europe Inc.                     Bahrain
Lehman Brothers Europe Inc. -- Brussels         Belgium
Lehman Brothers Europe Inc.                      Dubai           (56,598)
Lehman Brothers Europe Inc. -- Paris            France
Lehman Brothers Europe Inc. -- Athens           Greece
Lehman Brothers Europe Inc.                     Kuwait
Lehman Brothers Europe Inc. -- Beirut           Lebanon
Lehman Brothers Europe Inc. -- Geneva         Switzerland
          Sub-Total                                              (56,598)

       Total Per Year                                        (11,430,679)

Lehman Brothers Holdings Inc.
   Certified Branch Losses                                     Schedule F
            1992

           Company                              Country           1992
Lehman Brothers Inc. -- Brussels                Belgium         (243,632)
Lehman Brothers Inc. -- Santiago                 Chile
Lehman Brothers Inc. -- Paris                   France        (2,780,082)
Lehman Brothers Inc. -- Frankfurt               Germany          (89,726)
Lehman Brothers Inc. -- Hamburg                 Germany
Lehman Brothers Inc. -- Amsterdam               Holland
Lehman Brothers Inc. -- Monte Carlo             Monaco
Lehman Brothers Inc.                           Singapore        (160,779)
Lehman Brothers Inc. -- Madrid                   Spain          (444,557)
Lehman Brothers Inc. -- Zurich                Switzerland       (108,986)
Lehman Brothers Inc. -- Lausanne              Switzerland           (564)
Lehman Brothers Inc. -- Geneva                Switzerland       (466,092)
Lehman Brothers Inc. -- Basie                 Switzerland         (4,151)
Lehman Brothers Inc.                            Taiwan        (1,756,464)
Lehman Brothers Inc. -- Commodity                 UK
Lehman Brothers Inc.                              UK
          Sub-Total                                           (6,055,033)

Lehman Brothers Japan Inc.                       Japan
          Sub-Total                                                     0

Lehman Brothers Europe Inc.                     Bahrain
Lehman Brothers Europe Inc. -- Brussels         Belgium
Lehman Brothers Europe Inc.                      Dubai          (726,019)
Lehman Brothers Europe Inc. -- Paris            France
Lehman Brothers Europe Inc. -- Athens           Greece          (924,416)
Lehman Brothers Europe Inc.                     Kuwait
Lehman Brothers Europe Inc. -- Beirut           Lebanon
Lehman Brothers Europe Inc. -- Geneva         Switzerland
          Sub-Total                                           (1,650,435)

       Total Per Year                                         (7,705,468)